UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06652

Exact name of registrant as specified in charter:	Aberdeen Investment Funds

Address of principal executive offices:	1900 Market Street, Suite 200 Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103

Registrant's telephone number, including area code:	866-667-9231

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2021

Item 1. Reports to Shareholders.

(a) A copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) is filed herewith.

(b) Not applicable.

Aberdeen Investment Funds

Annual Report

October 31, 2021

Aberdeen International Sustainable Leaders Fund (formerly, Aberdeen Select International Equity Fund)

Class A – BJBIX ■ Institutional Class – JIEIX

Aberdeen Global Equity Impact Fund

Class A – JETAX ■ Institutional Class – JETIX

Aberdeen Global High Income Fund

Class A – BJBHX ■ Institutional Class – JHYIX

Table of Contents

Global Market Review and Outlook	Page 1
Aberdeen International Sustainable Leaders Fund	Page 3
Aberdeen Global Equity Impact Fund	Page 9
Aberdeen Global High Income Fund	Page 15
Financial Statements	Page 27
Notes to Financial Statements	Page 36
Audit Letter	Page 54
Other Tax Information	Page 55
Shareholder Expense Examples	Page 56
Liquidity Risk Management Program	Page 57
Supplemental Information	Page 58
Management of the Funds	Page 63

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at https://www.abrdn.com/en-us/us/investor/fund-centre#literature. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Investment Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1900 Market Street, Suite 200, Philadelphia, PA 19103.

Aberdeen Standard Investments Inc. (“ASII”) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The complete schedule of portfolio holdings for each fund of Aberdeen Investment Funds (each a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Investment Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT filings are available on the Commission’s website at www.sec.gov and the Funds make the information on the exhibit to Form N-PORT available to shareholders upon request without change by calling 1-866-667-9231.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at https://www.abrdn.com/en-us/us/investor/fund-centre#literature and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

abrdn

abrdn plc, formerly known as Standard Life Aberdeen plc, was renamed on September 27, 2021. In connection with this re-branding, the entities within abrdn plc group, including investment advisory entities, have been or will be renamed in the near future. In addition, the fund names are anticipated to be re-branded over the next year.

2021 Annual Report  1

Global Market Review and Outlook

Global financial markets mainly recorded positive returns despite bouts of significant volatility over the 12-month reporting period ended October 31, 2021. Global developed-market equities, as represented by the MSCI AC World Index,1 returned 37.3% for the period. Supportive monetary and fiscal policies were prevalent over the period. The U.S. Federal Reserve (Fed) maintained the federal funds rate at near 0% throughout the reporting period, while providing support through its bond-buying program. Elsewhere, the European Central Bank ramped up its original €1.35 trillion (US$1.57 trillion) stimulus plan to €1.85 trillion (US$2.15 trillion) in December 2020. The U.S. Congress passed two additional stimulus packages during the reporting period, with a cumulative total of roughly $2.8 trillion. In August 2021, the U.S. Senate passed the $1 trillion infrastructure deal.

At the beginning of the reporting period in November 2020, news of three major COVID-19 vaccines buoyed investor sentiment. This persisted through to the end of 2020 due to the launch of vaccination programs, the approval of stimulus packages, and the UK and the European Union reaching a Brexit trade deal.

Momentum stalled in January and February 2021, as global bond markets experienced a significant selloff, spurring worries that this could impact the fragile global recovery. The downturn in bond markets also had a negative impact on equities. However, stock markets resumed their upward momentum, driven by economic optimism, vaccine rollouts, central banks’ continued accommodative monetary policies, and a strong corporate earnings reporting season. The MSCI AC World Index reached a record high in August 2021, but sold off in September amid investors’ growing concerns over inflation and possible interest-rate hikes from central banks. Uneasiness about the global economy led to a selloff across most equity markets across the globe. In October 2021, upbeat company results, along with comments that demand remained strong, eased investors’ concerns about stagflation,* supply-chain pressures, spiraling energy prices and higher interest rates.

Emerging-market (EM) equities posted notable gains over the reporting period, with the exception of China. The MSCI Emerging Markets Index2 returned 17.0% for the period. Stock prices initially rallied on investors’ optimism regarding the COVID-19 vaccine rollout, which allowed the reopening of economies worldwide. Upbeat corporate earnings, driven by an e-commerce boom, a multi-year technology upgrading cycle and pent-up infrastructure demand also bolstered investor sentiment. Increasing adoption of climate-change goals by governments globally also fueled interest in clean-energy themes. These positive factors outweighed investors’ concerns over supply-chain disruptions caused by a shortage of semiconductors, shipping gridlocks, and an energy crunch. However, the spread of the more contagious Delta variant of coronavirus capped the stock market gains in some EM economies due to their relatively slower vaccine rollouts.

In the global fixed-income markets, government bond prices moved lower during the reporting period, with the ICE bank of America (BofA) Global Government Index3 returning –2.5%. Lockdown restrictions heightened investors’ fears of a deep recession, with the ”risk-off” environment boosting government bond prices as investors fled to their perceived safety. However, rising optimism about vaccines and concerns that an economic recovery would fuel sharp rises in inflation led to a drop in government bond prices. Bond prices continued to decline later in the reporting period as expectations of a withdrawal of support from central banks globally, along with inflation fears, triggered a selloff. Corporate bonds, as measured by the ICE BofA Corporate Index, returned 2.1% for the reporting period as government monetary and fiscal stimuli measures and rising investor optimism helped bolster the corporate fixed-income markets. However, corporate bond prices subsequently fell modestly as investors’ fears of forthcoming central bank action increased. The global high-yield fixed income market, as represented by the ICE BofA Global High Yield Constrained Index,4 performed well over the reporting period, returning 8.9%, as the COVID-19 vaccine rollout and resulting economic reopening and reflation narrative bolstered risk assets throughout the first half of 2021. However, the high-yield market’s performance was tempered towards the end of the summer of 2021, as it became increasingly evident that supply-side pressures were building, perhaps unsurprisingly after entire economies and industries had been shut down and were reopening.

The global real estate market performed relatively well during the reporting period. The Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global ex U.S. Index5 and the FTSE EPRA NAREIT U.S. Index6 returned 23.4% and 53.5%, respectively, over the period. Real estate investment trusts (REITs) typically are more resistant to inflationary pressures due to the ability to raise rents, offset the impact of rising interest rates. While the overall performance of the REIT market was very robust during the reporting period, there was a wide disparity in returns. Those sectors that had materially underperformed in 2020 because their tenants were at the epicenter of the COVID-19-induced lockdowns (i.e., retail and urban apartments), posted extremely strong gains as economic activity rebounded and investors sought value-oriented sectors exposed to the reopening. Meanwhile, those “safe-haven” sectors where cash flows held up during the pandemic but were

1The MSCI AC World Index is an unmanaged index considered representative of stock markets of developed and emerging markets. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2The MSCI Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries.

3The ICE BofA Global Government Index tracks the performance of investment-grade sovereign debt publicly issued and denominated in the issuer’s own domestic market and currency.

4The ICE BofA Global High Yield Constrained Index tracks the performance of U.S. dollar-, Canadian dollar-, British pound- and euro-denominated below-investment-grade corporate debt publicly issued in the major domestic or eurobond markets.

5The FTSE EPRA/NAREIT Global ex U.S. Index is an unmanaged index considered representative of real estate companies and REITs outside the U.S.

6The FTSE EPRA NAREIT U.S. Index is a free-float adjusted, market capitalization-weighted index of U.S. equity REITs.

2  2021 Annual Report

Global Market Review and Outlook (concluded)

trading at elevated price/earnings multiples,7 such as data centers and cell towers, underperformed as investors rotated into more value-oriented sectors. Additionally, as the reporting period progressed, the industrial and storage sectors, which had garnered accelerating earnings growth and true pricing power in the form of rising rents, also were strong outperformers.

Outlook

When bond yields rally, investors tend to take profits and sell highly valued companies. Time will tell whether this proves shortsighted this time around. From our conversations with various industry participants, it appears that some of the supply bottlenecks emanating from manufacturing hubs such as Vietnam, Thailand and Malaysia are now easing. Some raw material costs, noticeably metals, are also decreasing. This is due to a mix of government price caps and a slowdown in demand. It is worth noting that China’s manufacturing purchasing managers’ index for September recorded a reading of 49.6, a marginal contraction from the previous month.

From our perspective, the most recent corporate earnings reports generally were positive, indicating that most companies have been successful in passing through higher costs. While this is a positive factor for fixed-income securities in the short term, we think that it is emblematic of the inflationary environment that currently exists. Over the longer term, if inflation remains high, central banks globally most likely will need to act more decisively, risking a slowdown in global economic growth. Therefore, we think that the market may be especially sensitive to economic data over the next several months as investors look to divine the direction of inflation and growth, while simultaneously gauging the reaction function of central bankers. Overall, we believe that the credit fundamentals of the market are solid, and we anticipate that companies will be well-positioned to weather modestly slower growth, keeping default rates relatively low.

In the U.S. and Western Europe, we are waiting to see the effect of the withdrawal of government support schemes on labor participation. These factors suggest that, as we head towards the end of the year, pressure on the supply chain could start to moderate. Overall, we think that the performance of equity markets may be tempered by gradual monetary policy normalisation and the potential impact of increased taxation.

abrdn

7A price/earnings multiple is calculated by dividing the current market price of a stock by the earnings per share. Price/earnings multiples often are used to compare companies in the same industry, or to assess the historical performance of an individual company.

2021 Annual Report  3

Aberdeen International Sustainable Leaders Fund (Unaudited)

November 1, 2020 to October 31, 2021

Aberdeen International Sustainable Leaders Fund (Institutional Class shares net of fees) returned 34.56% for the 12-month reporting period ended October 31, 2021, versus the 29.66% return of its benchmark, the MSCI AC World (ex-USA) Index (net dividends), during the same period.

Major global equity market indices moved sharply higher despite bouts of significant market volatility over the 12-month period ended October 31, 2021. Supportive monetary and fiscal policies were prevalent over the period. The U.S. Federal Reserve (Fed) maintained the federal funds rate at near 0% throughout the reporting period, while providing support through its bond-buying program. Elsewhere, the European Central Bank ramped up its original €1.35 trillion (US$1.57 trillion) stimulus plan to €1.85 trillion (US$2.15 trillion) in December 2020. The U.S. Congress passed two additional stimulus packages during the reporting period, with a cumulative total of roughly $2.8 trillion. In August 2021, the U.S. Senate passed the $1 trillion infrastructure deal.

At the beginning of the reporting period in November 2020, news of three major COVID-19 vaccines buoyed investor sentiment. This persisted through to the end of 2020 due to the launch of vaccination programs, the approval of stimulus packages, and the UK and the European Union reaching a Brexit trade deal.

Momentum stalled in January and February 2021, as global bond markets experienced a significant selloff, spurring worries that this could impact the fragile global recovery. The downturn in bond markets also had a negative impact on equities. However, stock markets resumed their upward momentum, driven by economic optimism, vaccine rollouts, central banks’ continued accommodative monetary policies, and a strong corporate earnings reporting season. The MSCI AC World Index reached a record high in August 2021, but sold off in September amid investors’ growing concerns over inflation and possible interest-rate hikes from central banks. Uneasiness about the global economy led to a selloff across most equity markets across the globe. In October 2021, upbeat company results, along with comments that demand remained strong, eased investors’ concerns about stagflation,* supply-chain pressures, spiraling energy prices and higher interest rates.

The Fund outperformed its benchmark, the MSCI AC World (ex-USA) Index (net dividends), for the reporting period.

Fund performance benefited from the holding in Kornit Digital Ltd., a manufacturer of digital textile printers. Shares of the company moved higher on news of new client wins and partnerships. Additionally, Kornit Digital reported relatively strong results during the reporting period, boosted by healthy revenue growth. The company continued to innovate and expand into new areas, thereby creating new opportunities. Kornit’s latest product is witnessing decent order momentum; it is a tool that serves to improve efficiencies between apparel brands and retailers and the fulfilment channel. Increased demand for Voltronic Power Technology Corp.’s uninterruptible power supply (UPS) units and solar inverters rebounded during the reporting period. At the same time, it appears that the worst of raw material cost pressures are behind the company and, in our view, there is now scope for its margins to expand. Consumer care and life sciences company Croda International plc continued to revise its earnings estimates upward over the reporting period due to stronger revenue growth. We believe that this growth has the potential to be sustained. A recent acquisition has transformed Croda International’s consumer care business, which in our view should deliver faster growth with the benefit that its products have pricing power in an inflationary environment. The company’s life science division is also critical to effective drug delivery.

In contrast, the Fund’s holding in Orsted A/S weighed on performance for the reporting period. The Denmark-based offshore wind farm developer’s stock price moved lower as poor weather conditions hampered its profits. However, we believe that this should be a temporary issue. Shares of Chugai Pharmaceutical Co. Ltd. declined over the period on the outlook for drug sales, particularly its COVID-19 treatment that some see as peaking, and a lack of visibility on its development pipeline of new drugs. Finally, shares of Nabtesco Corp., an engineering company that manufactures gearboxes and precision drives, declined during the reporting period. Nabtesco’s business was hampered by economic weakness in China, which is the company’s largest export market.

During the reporting period, we initiated a holding in Australian exchange-listed financial software company Xero Ltd. The company offers a cloud-based service. In our view, dominant domestic market position provides Xero with a platform to repeat its success internationally. We established a new position e-commerce company Shopify Inc. We like the structural growth opportunities of the e-commerce sector and Shopify’s industry-leading position with small and medium-sized businesses. We sold the Fund’s shares in OCBC Ltd. to initiate a position in DBS Bank Ltd., as both of these Singaporean banks offer exposure to a rising U.S. yield curve and structural growth in intra-Asian trade.

In addition to OCBC as previously noted, we exited the Fund’s position in Hong Kong-based property developer Swire Properties Ltd. amid the local market’s challenging outlook. We also sold the Fund’s shares in Chinese wind turbine manufacturer Xinjiang Goldwind Science & Technology Co Ltd. due to our concerns over reputational risk for its associated operations amid allegations of human rights violations in the Xinjiang region. We exited the Fund’s position in Spanish fashion retailer Inditex SA following a review of its business, as we prefer companies whose core business model avoids mass-volume clothing consumption.

From our conversations with various industry participants, it appears that some of the supply bottlenecks emanating from manufacturing hubs in Asia are now easing. Some raw material costs, noticeably metals, are also lessening due to a mix of government price caps and demand slowdown.

In the U.S. and Europe, we await the effect of the withdrawal of government support programs on labor participation. We feel that these factors suggest that, as we head towards the end of 2021, pressure on the supply chain could begin to moderate. Overall, we believe that equity market performance may be tempered by gradual monetary policy normalization from central banks and the potential impact of increased taxation.

*Stagflation refers to an economic environment of stagnant activity and accelerating inflation.

4  2021 Annual Report

Aberdeen International Sustainable Leaders Fund (Unaudited) (concluded)

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance quoted represents past performance, which does not guarantee future results. Class A Shares pay a Rule 12b 1 fee of up to a 0.25% of net assets. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-667-9231 or visiting https://www.abrdn.com/en-us/us/investor/fund-centre#literature.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.

The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections.

The Fund’s “Sustainable Leaders” strategy could cause it to perform differently compared to funds that do not have such strategy. ESG considerations may be linked to long-term rather than short-term returns. The criteria related to the Fund’s Sustainable Leaders strategy, including the exclusion of securities of companies that engage in certain business activities, may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so.

The risks that apply to foreign investments are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. Fluctuations in currency exchange rates may impact a Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful.

Please read the prospectus for more detailed information regarding these and other risks.

2021 Annual Report  5

Aberdeen International Sustainable Leaders Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2021)*	1 Yr.	5 Yr.	10 Yr.
Class A	34.20%	11.93%	6.09%
Institutional Class	34.56%	12.20%	6.36%

*Performance shown for periods after December 16, 2016 reflect the Fund’s receipt of payment from some European jurisdictions related to prior years (2005-2008) in accordance with European Union law under Article 63 of the Treaty on the Functioning of the European Union (the “Article 63 EU Tax Reclaims”). The receipt of these extraordinary payments increased the Fund’s performance for all periods that include December 2016, February 2017, July 2017, October 2017, February 2019, March 2019 and September 2019 in a manner that may not recur in the future, and the Fund’s performance was significantly higher than it would have been absent receipt of the Article 63 EU Tax Reclaims. At the time of receipt, those payments resulted in an increase in net assets of approximately 5.4% and 2.1%, in 2017 and 2019, respectively. Past returns would have been higher had the Fund not originally paid the withholding taxes that relate to the EU reclaims that are now being returned. There can be no assurance that the Fund will receive additional Article 63 EU Tax Reclaim payments or maintain this level of performance in the future.

Performance of a $10,000 Investment (as of October 31, 2021)

$20,000
$15,000
$10,000
$5,000
$19,057
$18,065
$12,216
10/11
10/12
10/13
10/14
10/15
10/16
10/17
10/18
10/19
10/20
10/21
Class A
MSCI All Country World ex-USA Index (Net Dividends)
CPI

Comparative performance of $10,000 invested in Class A shares of the Aberdeen International Sustainable Leaders Fund, Morgan Stanley Capital International (MSCI) All Country World ex-USA Index (ACWI ex-USA) (net dividends) and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2021. Unlike the Fund’s returns, the returns for these unmanaged indexes do not reflect any fees or expenses.Investors cannot invest directly in market indexes.

The MSCI ACWI ex-USA Index (Net Dividends) captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States (U.S.) and 27 Emerging Markets (EM) countries). With 2,359 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S. The MSCI All Country World ex-USA Index (Net Dividends) is calculated net of withholding taxes to which the Fund is generally subject.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and performance graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect without which returns would have been lower.

6  2021 Annual Report

Aberdeen International Sustainable Leaders Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2021 (Unaudited)

Asset Allocation
Common Stocks	104.3%
Short-Term Investment	2.6%
Liabilities in Excess of Other Assets	(6.9)%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets as of October 31, 2021.

Top Sectors
Industrials	22.6%
Health Care	20.6%
Information Technology	20.1%
Consumer Staples	11.1%
Financials	10.4%
Materials	10.0%
Consumer Discretionary	4.1%
Real Estate	2.8%
Utilities	2.6%
Other	(4.3)%
100.0%

Top Holdings*
Croda International PLC	3.9%
Genmab AS	3.7%
AIA Group Ltd.	3.6%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.6%
Nestle SA	3.5%
Koninklijke DSM NV	3.4%
Spirax-Sarco Engineering PLC	3.3%
CSL Ltd.	3.3%
L’Oreal SA	3.3%
Cochlear Ltd.	3.1%
Other	65.3%
100.0%

*For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United Kingdom	14.6%
Australia	9.2%
Japan	9.0%
Denmark	8.6%
Netherlands	8.6%
New Zealand	6.5%
Taiwan	6.3%
India	5.6%
United States	5.5%
Israel	4.6%
Other	21.5%
100.0%

2021 Annual Report  7

Statement of Investments

October 31, 2021

Aberdeen International Sustainable Leaders Fund

See accompanying Notes to Financial Statements.

	Shares	Value
COMMON STOCKS (104.3%)
AUSTRALIA (9.2%)
Health Care (6.4%)
Cochlear Ltd.	27,099	$4,532,635
CSL Ltd.	21,200	4,823,854
		9,356,489
Real Estate (2.8%)
Goodman Group, REIT	242,500	4,015,044
		13,371,533
BRAZIL (4.0%)
Consumer Discretionary (1.8%)
MercadoLibre, Inc.(a)	1,720	2,547,355
Consumer Staples (2.2%)
Raia Drogasil SA	780,700	3,216,144
		5,763,499
CANADA (4.6%)
Industrials (2.4%)
Ritchie Bros Auctioneers, Inc.	50,100	3,424,336
Information Technology (2.2%)
Shopify, Inc., Class A(a)	2,189	3,210,672
		6,635,008
CHINA (3.0%)
Health Care (3.0%)
Wuxi Biologics Cayman, Inc.(a)(b)	284,000	4,301,734
DENMARK (8.6%)
Health Care (3.6%)
Genmab AS(a)	11,800	5,301,167
Information Technology (2.4%)
SimCorp A/S	28,600	3,463,296
Utilities (2.6%)
Orsted AS(b)	26,700	3,771,174
		12,535,637
FRANCE (3.2%)
Consumer Staples (3.2%)
L’Oreal SA	10,310	4,716,358
HONG KONG (3.6%)
Financials (3.6%)
AIA Group Ltd.	471,000	5,278,501
INDIA (5.6%)
Financials (2.9%)
Housing Development Finance Corp. Ltd.	112,600	4,288,233
Materials (2.7%)
Asian Paints Ltd.	92,800	3,855,740
		8,143,973
ISRAEL (4.6%)
Consumer Staples (2.2%)
Strauss Group Ltd.	111,100	3,265,555
Industrials (2.4%)
Kornit Digital Ltd.(a)	20,400	3,412,512
		6,678,067

	Shares	Value
ITALY (2.3%)
Consumer Discretionary (2.3%)
Brunello Cucinelli SpA(a)	54,300	$3,294,390
JAPAN (9.0%)
Health Care (2.5%)
Chugai Pharmaceutical Co. Ltd.	98,400	3,679,113
Industrials (4.0%)
Nabtesco Corp.	80,200	2,602,777
Nihon M&A Center Holdings, Inc.	102,400	3,144,129
		5,746,906
Information Technology (2.5%)
Keyence Corp.	6,000	3,621,689
		13,047,708
LATVIA (0.0%)
Financials (0.0%)
AS Parex Banka(a)(c)(d)(e)	1,424,182	2
NETHERLANDS (8.6%)
Information Technology (5.2%)
Adyen NV(a)(b)	1,230	3,711,291
ASML Holding NV	4,740	3,853,144
		7,564,435
Materials (3.4%)
Koninklijke DSM NV	22,465	4,908,112
		12,472,547
NEW ZEALAND (6.5%)
Health Care (2.4%)
Fisher & Paykel Healthcare Corp. Ltd.	157,700	3,518,471
Industrials (2.3%)
Auckland International Airport Ltd.(a)	579,400	3,321,051
Information Technology (1.8%)
Xero Ltd.(a)	22,500	2,565,513
		9,405,035
SINGAPORE (1.6%)
Financials (1.6%)
DBS Group Holdings Ltd.	101,400	2,369,501
SWEDEN (2.6%)
Industrials (2.6%)
Atlas Copco AB, A Shares	59,100	3,805,962
SWITZERLAND (3.5%)
Consumer Staples (3.5%)
Nestle SA	38,710	5,106,127
TAIWAN (6.3%)
Industrials (2.7%)
Voltronic Power Technology Corp.	67,000	3,923,846
Information Technology (3.6%)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	46,100	5,241,570
		9,165,416

8  2021 Annual Report

Statement of Investments (concluded)

October 31, 2021

Aberdeen International Sustainable Leaders Fund

See accompanying Notes to Financial Statements.

	Shares	Value
COMMON STOCKS (continued)
UNITED KINGDOM (14.6%)
Financials (2.3%)
London Stock Exchange Group PLC	34,200	$3,329,156
Health Care (2.7%)
Dechra Pharmaceuticals PLC	55,420	3,883,268
Industrials (3.3%)
Spirax-Sarco Engineering PLC	22,600	4,824,409
Information Technology (2.4%)
AVEVA Group PLC	72,200	3,515,845
Materials (3.9%)
Croda International PLC	44,100	5,707,887
		21,260,565
UNITED STATES (2.9%)
Industrials (2.9%)
Schneider Electric SE	24,000	4,138,034
Total Common Stocks		151,489,597
SHORT-TERM INVESTMENT—(2.6%)
UNITED STATES (2.6%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(f)	3,812,704	3,812,704
Total Short-Term Investment		3,812,704
Total Investments (Cost $137,628,204) (g)—106.9%		155,302,301
Liabilities in Excess of Other Assets—(6.9)%		(9,969,818)
Net Assets—100.0%		145,332,483

(a)Non-income producing security.

(b)Denotes a security issued under Regulation S or Rule 144A.

(c)Illiquid security.

(d)The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.00% of net assets as of October 31, 2021.

(e)Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.

(f)Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2021.

(g)See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADRAmerican Depositary Receipt

PLCPublic Limited Company

REITReal Estate Investment Trust

2021 Annual Report  9

Aberdeen Global Equity Impact Fund (Unaudited)

November 1, 2020 to October 31, 2021

Aberdeen Global Equity Impact Fund (Institutional Class shares net of fees) returned 41.23% for the 12-month reporting period ended October 31, 2021, versus the 37.28% return of its benchmark, the MSCI AC World (net dividends) Index, during the same period.

Major global equity market indices moved sharply higher despite bouts of significant market volatility over the 12-month period ended October 31, 2021. Supportive monetary and fiscal policies were prevalent over the period. The U.S. Federal Reserve (Fed) maintained the federal funds rate at near 0% throughout the reporting period, while providing support through its bond-buying program. Elsewhere, the European Central Bank ramped up its original €1.35 trillion (US$1.57 trillion) stimulus plan to €1.85 trillion (US$2.15 trillion) in December 2020. The U.S. Congress passed two additional stimulus packages during the reporting period, with a cumulative total of roughly $2.8 trillion. In August 2021, the U.S. Senate passed the $1 trillion infrastructure deal.

At the beginning of the reporting period in November 2020, news of three major COVID-19 vaccines buoyed investor sentiment. This persisted through to the end of 2020 due to the launch of vaccination programs, the approval of stimulus packages, and the UK and the European Union reaching a Brexit trade deal.

Momentum stalled in January and February 2021, as global bond markets experienced a significant selloff, spurring worries that this could impact the fragile global recovery. The downturn in bond markets also had a negative impact on equities. However, stock markets resumed their upward momentum, driven by economic optimism, vaccine rollouts, central banks’ continued accommodative monetary policies, and a strong corporate earnings reporting season. The MSCI AC World Index reached a record high in August 2021, but sold off in September amid investors’ growing concerns over inflation and possible interest-rate hikes from central banks. Uneasiness about the global economy led to a selloff across most equity markets across the globe. In October 2021, upbeat company results, along with comments that demand remained strong, eased investors’ concerns about stagflation,* supply-chain pressures, spiraling energy prices and higher interest rates.

The Fund’s performance relative to the benchmark MSCI AC World Index for the reporting period benefited from the holding in Kornit Digital Ltd., a manufacturer of digital textile printers. The company’s stock price moved higher on news of new client wins and partnerships. Additionally, Kornit Digital reported relatively strong results over the reporting period, boosted by healthy revenue growth. The company continued to innovate and expand into new areas, thereby opening up fresh opportunities. Kornit’s latest product is witnessing decent order momentum. It is a tool that serves to improve efficiencies between apparel brands and retailers and the fulfilment channel. Shares of the Fund’s holding in Tetra Tech Inc., a consulting and engineering services provider, performed well during the reporting period. The firm has been delivering successful contract wins, and we believe that it will remain well placed to benefit from the strong long-term trends in water and environmental services, crucial to mitigating and adapting to climate change. ASML Holding NV also contributed positively to Fund performance, as shares of the Dutch semiconductor equipment maker advanced after it posted better-than-expected results on strong demand as microchip makers ramped up their production capacities.

In contrast, the holding in Alstom SA weighed on Fund performance for the reporting period. Alstom is the second-largest rail company globally, producing rolling stock and signaling. In our view, rail travel has attractive environmental credentials and this is likely to drive growth in the industry over the long term. However, the company has struggled to smoothly integrate its acquisition of Canada-based Bombardier Transportation. Shares of China-based insurance company Ping An Insurance Group Co. of China Ltd. moved lower over the reporting period due to concerns within the life insurance industry and about the firm’s exposure to China’s real estate sector. Finally, the stock price of Orsted A/S, the world’s largest offshore wind farm developer, moved lower over the reporting period as poor weather conditions weighed on its profits. However, we believe that this is a temporary issue.

We initiated three new holdings over the reporting period: Insulet Corp, Azure Global Power Ltd., and HDFC Ltd. Insulet supports access to medicine and fits within the Fund’s Health and Social Care pillar, offering an alternative way to administer diabetes treatments to insulin-dependent diabetics. The company’s Omnipod wireless pump reduces the number of injections needed and simplifies treatments. Consequently, we think that the growth runway is significant in the Type 1 diabetes category, and Insulet has a new launch at the end of 2021 targeting Type 2 patients, which we believe will significantly expand the total addressable market. Azure Global Power is a solar power producer in India with over seven gigawatts of solar power assets across operating and pipeline portfolios. The focus of the business is to be the cheapest energy provider across India, reducing the cost of renewable energy to make it more accessible throughout the country. Fitting within the Fund’s Sustainable Energy pillar, we feel that Azure Global Power has a long runway for growth, with the expanding adoption of solar energy across India. HDFC is the leading local mortgage provider in India. In our view, the company has excellent asset quality, conservative management, and is feeding off the strong growth in the domestic housing industry.

We sold the Fund’s shares in UK-based infrastructure company John Laing Group plc and U.S.-based freight railroad operator Kansas City Southern, both of which had received takeover bids and, in our view, offered limited upside. We also exited the Fund’s positions in education technology company Chegg Inc. and customer relationship management (CRM) software company Salesforce.com Inc. Chegg became the subject of a lawsuit from its key partner, education publishing company Pearson plc (which the Fund did not hold as of the end of the reporting period), for copyright infringement related to Chegg’s end-of-chapter questions and answers. We believe that the real risk stems from other publishers potentially increasing fees for use of their question banks, with publishers one of the key growth opportunities internationally given their existing networks.

*Stagflation refers to an economic environment of stagnant activity and accelerating inflation.

10  2021 Annual Report

Aberdeen Global Equity Impact Fund (Unaudited) (concluded)

We sold the Fund’s shares in Salesforce.com as we discontinued coverage of the company due to resource reallocation. Finally, we exited the Fund’s position in global payment-processing services provider Mastercard Inc. Our investment process seeks companies actively and intentionally investing in products or services that target an unmet need. We then look for these companies to progress through our impact maturity framework and expect to see improvement through our implementation (revenue) stage and finally to our impact (reporting) stage. We have engaged with Mastercard over the last four years and were initially encouraged by our conversations about improved reporting and disclosure on the underserved individuals brought into the financial system with Mastercard’s products. However, we failed to see improvements in subsequent sustainability reports, with no breakdowns provided on the firm’s progress towards the overall financial inclusion targets (yearly numbers, regional breakdown, methodology). Our further engagement with the company failed to provide any additional insight; consequently, we exited the position.

From our conversations with various industry participants, it appears that some of the supply bottlenecks emanating from manufacturing hubs in Asia are now easing. Some raw material costs, noticeably metals, are also lessening due to a mix of government price caps and demand slowdown.

In the U.S. and Europe, we await the effect of the withdrawal of government support programs on labor participation. We feel that these factors suggest that, as we head towards the end of 2021, pressure on the supply chain could begin to moderate. Overall, we believe that equity market performance may be tempered by gradual monetary policy normalization from central banks and the potential impact of increased taxation.

Portfolio Management:

Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance quoted represents past performance, which does not guarantee future results. Class A Shares pay a Rule 12b 1 fee of up to a 0.25% of net assets. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-667-9231 or visiting https://www.abrdn.com/en-us/us/investor/fund-centre#literature .

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.

The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections.

In implementing the Fund’s impact investment strategy, the Adviser may select or exclude securities of issuers in certain industries, sectors, regions or countries for reasons other than the issuer’s investment performance. For this reason, the Fund’s impact strategy could cause it to perform differently compared to funds that do not have such strategy. The Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so. The definition of “impact investing” will vary according to an investor’s beliefs and values. There is no guarantee that the Adviser’s definition of impact investing, security selection criteria or investment judgment will reflect the beliefs or values of any particular investor.

The risks that apply to foreign investments are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. Fluctuations in currency exchange rates may impact a Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful.

Please read the prospectus for more detailed information regarding these and other risks.

2021 Annual Report  11

Aberdeen Global Equity Impact Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2021)*	1 Yr.	5 Yr.	10 Yr.
Class A	40.95%	15.55%	8.05%
Institutional Class	41.23%	15.82%	8.32%

* Performance shown for periods after February 1, 2017 reflect the Fund’s receipt of payment from some European jurisdictions related to prior years (2005-2009) in accordance with European Union law under Article 63 of the Treaty on the Functioning of the European Union (the “Article 63 EU Tax Reclaims”). The receipt of these extraordinary payments increased the Fund’s performance for all periods that include February 2017, October 2017, August 2018, February 2019 and September 2019 in a manner that may not recur in the future, and the Fund’s performance was significantly higher than it would have been absent receipt of the Article 63 EU Tax Reclaims. At the time of receipt, those payments resulted in an increase in net assets of approximately 3.1%, 0.3% and 0.9%, in 2017, 2018 and 2019, respectively. Past returns would have been higher had the Fund not originally paid the withholding taxes that relate to the EU reclaims that are now being returned. There can be no assurance that the Fund will receive additional Article 63 EU Tax Reclaim payments or maintain this level of performance in the future.

Performance of a $10,000 Investment (as of October 31, 2021)

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$29,234
$21,688
$12,216
10/11
10/12
10/13
10/14
10/15
10/16
10/17
10/18
10/19
10/20
10/21
Class A
MSCI All Country World Index (Net Dividends)
CPI

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Equity Impact Fund, Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) (Net Dividends) and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2021. Unlike the Fund’s returns, the returns for these unmanaged indexes do not reflect any fees or expenses.Investors cannot invest directly in market indexes.

The MSCI ACWI is an unmanaged index considered representative of developed and emerging market stock markets.

The MSCI ACWI captures large and mid-cap representation across 23 Developed Markets (DM) and 27 Emerging Markets (EM) countries.With 2,986 constituents, the index covers approximately 85% of the global investable equity opportunity set. The MSCI All Country World Index (Net Dividends) is calculated net of withholding taxes to which the Fund is generally subject.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and performance graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect without which returns would have been lower.

12  2021 Annual Report

Aberdeen Global Equity Impact Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2021 (Unaudited)

Asset Allocation
Common Stocks	102.5%
Short-Term Investment	0.9%
Liabilities in Excess of Other Assets	(3.4)%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets as of October 31, 2021.

Top Sectors
Industrials	27.0%
Health Care	21.0%
Financials	12.8%
Information Technology	11.9%
Real Estate	10.5%
Materials	7.3%
Utilities	7.0%
Communication Services	3.3%
Consumer Discretionary	1.7%
Other	(2.5)%
100.0%

Top Holdings*
Tetra Tech, Inc.	5.2%
Wuxi Biologics Cayman, Inc.	4.6%
Kornit Digital Ltd.	4.3%
Prologis, Inc., REIT	4.1%
Samsung SDI Co. Ltd.	4.1%
Safaricom PLC	3.3%
UnitedHealth Group, Inc.	3.2%
AstraZeneca PLC	3.1%
Umicore SA	3.0%
Schneider Electric SE	3.0%
Other	62.1%
100.0%

*For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	35.0%
United Kingdom	9.9%
Denmark	7.5%
China	5.7%
Netherlands	5.6%
India	5.0%
Israel	4.4%
Germany	4.3%
South Korea	4.1%
France	4.0%
Other	14.5%
100.0%

2021 Annual Report  13

Statement of Investments

October 31, 2021

Aberdeen Global Equity Impact Fund

See accompanying Notes to Financial Statements.

	Shares	Value
COMMON STOCKS(102.5%)
AUSTRALIA (2.1%)
Real Estate (2.1%)
Goodman Group, REIT	95,600	$1,582,838
BELGIUM (3.0%)
Materials (3.0%)
Umicore SA	39,700	2,276,258
BRAZIL (1.1%)
Consumer Discretionary (0.3%)
YDUQS Participacoes SA	64,300	237,658
Financials (0.8%)
Banco Bradesco SA	184,268	555,044
		792,702
CHINA (5.7%)
Financials (1.1%)
Ping An Insurance Group Co. of China Ltd., H Shares	119,000	852,365
Health Care (4.6%)
Wuxi Biologics Cayman, Inc.(a)(b)	229,000	3,468,652
		4,321,017
DENMARK (7.5%)
Health Care (2.8%)
Novo Nordisk AS, Class B	19,400	2,127,304
Industrials (2.9%)
Vestas Wind Systems AS	50,100	2,165,804
Utilities (1.8%)
Orsted AS(a)	9,800	1,384,176
		5,677,284
FRANCE (4.0%)
Financials (1.9%)
AXA SA	48,100	1,399,373
Industrials (2.1%)
Alstom SA	44,724	1,593,864
		2,993,237
GERMANY (4.3%)
Information Technology (2.8%)
Infineon Technologies AG	45,100	2,112,093
Materials (1.5%)
Covestro AG(a)	17,200	1,101,464
		3,213,557
HONG KONG (2.2%)
Financials (2.2%)
AIA Group Ltd.	145,200	1,627,258
INDIA (5.0%)
Financials (2.7%)
Housing Development Finance Corp. Ltd.	53,100	2,022,248
Utilities (2.3%)
Azure Power Global Ltd.(b)	74,266	1,766,788
		3,789,036

	Shares	Value
INDONESIA (1.4%)
Financials (1.4%)
Bank Rakyat Indonesia Persero Tbk PT	3,612,395	$1,084,382
ISRAEL (4.4%)
Industrials (4.4%)
Kornit Digital Ltd.(b)	19,600	3,278,688
KENYA (3.3%)
Communication Services (3.3%)
Safaricom PLC	6,537,300	2,475,716
NETHERLANDS (5.6%)
Information Technology (2.8%)
ASML Holding NV	2,600	2,113,539
Materials (2.8%)
Koninklijke DSM NV	9,749	2,129,944
		4,243,483
REPUBLIC OF IRELAND (2.2%)
Industrials (2.2%)
Kingspan Group PLC	14,700	1,692,337
SOUTH KOREA (4.1%)
Information Technology (4.1%)
Samsung SDI Co. Ltd.	4,900	3,091,546
TAIWAN (2.6%)
Industrials (2.6%)
Voltronic Power Technology Corp.	33,610	1,968,365
UNITED KINGDOM (9.9%)
Consumer Discretionary (1.4%)
Countryside Properties PLC(a)(b)	161,600	1,040,242
Health Care (6.5%)
AstraZeneca PLC	18,600	2,326,884
Clinigen Group PLC	183,600	1,540,260
GlaxoSmithKline PLC	50,900	1,056,726
		4,923,870
Industrials (2.0%)
RELX PLC	47,500	1,472,851
		7,436,963
UNITED STATES (34.1%)
Financials (2.7%)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	33,100	1,999,240
Health Care (7.1%)
Insulet Corp.(b)	5,261	1,631,015
Merck & Co., Inc.	15,400	1,355,970
UnitedHealth Group, Inc.	5,200	2,394,444
		5,381,429
Industrials (10.8%)
Schneider Electric SE	13,200	2,275,919
Tetra Tech, Inc.	22,100	3,882,086
Trane Technologies PLC	11,100	2,008,323
		8,166,328

14  2021 Annual Report

Statement of Investments (concluded)

October 31, 2021

Aberdeen Global Equity Impact Fund

See accompanying Notes to Financial Statements.

	Shares	Value
COMMON STOCKS (continued)
UNITED STATES (continued)
Information Technology (2.2%)
Autodesk, Inc.(b)	5,200	$1,651,572
Real Estate (8.4%)
American Tower Corp., REIT	3,700	1,043,289
Equinix, Inc., REIT	2,600	2,176,382
Prologis, Inc., REIT	21,400	3,102,144
		6,321,815
Utilities (2.9%)
NextEra Energy, Inc.	25,700	2,192,981
		25,713,365
Total Common Stocks		77,258,032
SHORT-TERM INVESTMENT—(0.9%)
UNITED STATES (0.9%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(c)	685,378	685,378
Total Short-Term Investment		685,378
Total Investments (Cost $51,081,342) (d)—103.4%		77,943,410
Liabilities in Excess of Other Assets—(3.4)%		(2,572,858)
Net Assets—100.0%		75,370,552

(a)Denotes a security issued under Regulation S or Rule 144A.

(b)Non-income producing security.

(c)Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2021.

(d)See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

PLCPublic Limited Company

REITReal Estate Investment Trust

2021 Annual Report  15

Aberdeen Global High Income Fund (Unaudited)

November 1, 2020 to October 30, 2021

Aberdeen Global High Income Fund (Institutional Class shares net of fees) returned 9.73% for the 12-month reporting period ended October 31, 2021, versus the 8.89% return of its benchmark, the ICE Bank of America (BofA) Global High Yield Constrained Index (hedged to U.S. dollars), during the same period.

The global high-yield fixed income market, as represented by the ICE BofA Global High Yield Index, got off to a strong start for the 12-month period ended October 31, 2021, returning 4.1% in November 2020, as the first COVID-19 vaccines were approved and rolled out starting in December 2020. After nearly a year of coronavirus-induced lockdowns and unprecedented disruption and uncertainty, both we and the companies in which the Fund invests could begin to look through the pandemic towards recovery and a return to normality. The vaccine rollout and resulting economic reopening and reflation narrative further propelled risk assets throughout the first half of 2021. Just as the lower-rated1 part of the market underperformed in 2020, those businesses with vulnerable balance sheets –whose survival had been called into question as a result of the pandemic – significantly outperformed the overall market during the reporting period, with the ICE BofA CCC & Lower Global High Yield Index2 returning 21.0%.

However, the market’s performance was tempered towards the end of the summer of 2021, as it became increasingly evident that supply-side pressures were building, perhaps unsurprisingly after entire economies and industries had been shut down and were reopening. Many businesses began reporting staff and product shortages – the semiconductor shortage had a particularly negative impact on the global automotive industry – with logistical issues with rising shipping and freight costs leading to longer lead times, and rising commodity and energy costs. All of these pressures led to downgraded global economic growth expectations and rising inflation projections, and credit spreads widened marginally between July and October 2021, as investors questioned the extent to which this bout of inflation would prove to be transitory. Amid the global supply-chain issues and rising energy costs, the U.S. Consumer Price Index (CPI) rose 0.9% in October 2021, reaching a 31-year high of 6.2% over the previous 12 months.

As a result of the COVID-19 vaccine rollouts and consequential economic reopenings, global high-yield default rates remained much lower than had been feared during the worst of the pandemic. Moody’s Corp.’s trailing 12-month default rate for global speculative-grade credit stood at just 2.3% at the end of October 2021, versus a peak of 6.8% as of December 31, 2020, and forward forecasts of almost 11% in July 2020. The default rate ended the reporting period below the pre-pandemic level of 3.3%; Moody’s expect it to fall further to inside 2.0% by year-end.3 A low default rate is supportive for the performance of the high-yield market and is a function of all of the global government and central bank stimulus we have seen in response to the pandemic, continued access to an open credit market, as well as a significant amount of support from both public and private shareholders who often have been willing to look beyond weak performance in the short term and enter the market with fresh capital in an effort to protect their investments.

The reporting period saw a record pace of new supply to high-yield markets on both sides of the Atlantic as an easing of COVID-19 fears enabled the markets to clear a slight refinancing backlog from 2020 and the continued low interest-rate environment allows companies to access capital at attractive rates. According to J.P. Morgan, roughly $440 billion of gross supply was issued in U.S. high-yield market in the calendar year to November 1, 2021, and is likely to comfortably surpass the $450 billion record for a full year set in 2020.4 Net supply (gross supply less refinancing supply, and an indication of growth in overall market size) stood at $168 billion in the calendar year to November 1, 2021 — already a record for a full calendar year.

The Fund’s outperformance relative to the benchmark for the reporting period was attributable in part to the underweight allocation to the real estate sector, primarily the Chinese property companies, credit selection within the banking sector, and both the overweight and security selection within the leisure sector, which benefited from the sharp recovery in activity after the COVID-19-induced lockdowns. Within the banking sector, the Fund’s positions in subordinated bank paper performed well, with bonds from issuers Virgin Money UK PLC and Stichtin AK Rabobank recovering strongly from the pandemic-induced selloff. Standout performers among the Fund’s holdings within the leisure sector include bonds issues by cruise lines. Specifically, the high-coupon secured bonds of cruise lines such as Norwegian Cruise Line Holdings Ltd. and Carnival Cruise Line that were issued during the height of the pandemic have been in high demand, with issuers looking to tender for them well above the issue prices in an effort to reduce interest costs. The bonds of gaming operator Cirsa Finance International, which has seen a significant bounce back in activity in its gaming halls, also generated notable gains over the reporting period. Other notable outperformers among Fund holdings included energy companies such as U.S. producers SM Energy Co., Moss Creek Resources Holdings Inc., and Occidental Petroleum Corp. The bonds of these issuers performed well due to oil and natural gas prices rallying sharply throughout the reporting period.

1Moody’s Corp., S&P Global Ratings, and Fitch Ratings Inc. are international credit rating agencies. Moody’s assigns a rating from ‘Aaa’ to ‘C’, with ‘Aaa’ being the highest quality and ‘C’ the lowest quality. S&P’s and Fitch’s ratings are expressed as letter grades that range from “AAA” to “D” to communicate each agency’s opinion of relative level of credit risk. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment grade category is a rating from AAA to BBB-.

2The ICE BofA CCC & Lower Global High Yield Index tracks the performance of U.S. dollar-, Canadian dollar-, British pound- and euro-denominated below-investment-grade corporate debt rated CCC or lower by S&P Global ratings. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

3Source: Moody’s Corp., October 2021

4Forecasts and estimates are offered as opinion and are not reflective of potential performance, are not guaranteed and actual events or results may differ materially.

16  2021 Annual Report

Aberdeen Global High Income Fund (Unaudited) (continued)

Within the credit-rating categories, the Fund’s holdings in both BB and B rated issues were meaningful contributors to performance for the reporting period, particularly strong security selection in B rated credits. Overall, the BB rated segment of the benchmark Index was the weakest performer during the reporting period, but Fund performance benefited from both the significant underweight allocation and security selection in this segment of the market. While we added to the Fund’s exposure to CCC rated credits as the reporting period progressed, for the entire period, we averaged an underweight to this segment. As CCC rated issues comprised the strongest-performing credit-rating class during the reporting period, the Fund’s underweight to this segment of the market weighed on performance. However, through careful credit selection, The Fund still was able to outperform the benchmark without being positioned with an overweight to the most risky segment of the market.

In terms of geographic regions, the most notable development was the weakness in Asia precipitated by the selloff in Chinese property company China Evergrande Group. This triggered weakness across the Asia-Pacific region. While the Fund does have exposure to China’s property sector, notably through positions in China Evergrande Group and Chinese property company Kaisa Group Holdings Ltd., the overall positioning comprises an underweight, which contributed positively to the Fund’s performance relative to the benchmark during the reporting period. We are closely monitoring these credits and others in the Chinese property sector for investment opportunities.

As noted previously, the new-issue calendar was robust during the reporting period. While we were selective, the Fund was active in new issuance during the period. Early in the reporting period, when we became more constructive on commodity prices, especially natural gas, we purchased new issues in the energy sector. We participated in new issues of private equity-backed natural gas producers Ascent Resources PLC and Aethon United BR LP and Vine Energy Inc. We also continued to increase the Fund’s exposure to cruise lines and other businesses that we believed would benefit from a return to a more normal demand environment. This included the bonds of U.S. regional gaming operator Affinity Gaming LLC and European industrial machinery producer Sofima Holding SpA. We also increased the Fund’s exposure to high-coupon bonds that were issued during the recovery, such as those from retailer Macy’s Inc. and tire producer Goodyear Tire & Rubber Co. In our view, these bonds offered attractive yields to the relatively short next call date, with the potential that the issuers could elect to tender for the bonds at a premium before the call date. Norwegian Cruise Lines and Ford Motor Co., both tendered for their bonds at a premium to reduce the interest costs. We also built a significant position in the perpetual preferred bonds of Deutsche Bank AG as we believed that the company was exhibiting positive credit momentum, aided by the economic recovery. To fund these purchases, we sold the Fund’s holdings in low-yielding, higher-duration5 bonds, such as those from technology consulting firm Gartner Inc. and wireless telecommunications company T-Mobile US Inc. We also exited the Fund’s positions in investment-grade credits such as aircraft manufacturer Boeing Co.

The new issue market remained active during the reporting period, but we felt that value was difficult to find. We remained disciplined, participating only in new deals for which we believed that there was a credible deleveraging path. These included car rental company Avis Budget Group Inc. and packaging company Klöckner Pentaplast. In the secondary market, we also continued to focus on trimming the Fund’s underweight to the higher-quality, BB rated portion of the market, targeting companies that we believed had near-term potential for credit-rating upgrades to investment-grade. These included energy companies Continental Resources Inc. and EQT Corp., as well as Howmet Aerospace Inc. We also began to take profits in the Fund’s holdings in bonds that had traded well and, in our view, no longer offered attractive value compared to other opportunities in the market. These included Colgate Energy Partners LLC, midstream6 company Crestwood Equity Partners LP, and satellite television services provider Dish Network Corp.

Late in the reporting period, the pace of new issuance continued; however, there was a noticeable tilt in the use of proceeds of offerings with leveraged buyouts and acquisition funding, in addition to lower credit quality. This movement was highlighted by the initial offering for healthcare supply manufacturer and distributor Medline Industries LP. The company came to the market to fund a sizeable leveraged buyout (LBO) deal, which included more than US$7 billion in bond financing. This marked the first time in a while that there has been a large LBO club deal with multiple sponsors joining forces, and we anticipate that it will not be the last. In the secondary market, we were relatively busy funding new issues by exiting existing positions that we no longer considered to be attractively valued. This included selling positions in consumer conglomerate Icahn Enterprises LP, aluminum manufacturer Novelis Inc., and media company Nexstar Media Inc. We also took initial steps in trimming the Fund’s underweight allocation to the Chinese property sector by adding positions in higher-quality companies Shimao Group Holdings Ltd. (investment-grade-rated) and CIFI Holdings Group Co Ltd. While the Fund’s performance benefited from the selloff in China’s property sector over the reporting period due to the underweight, these issuers have not been immune from the downturn in the market, further highlighting the volatility across the sector.

In October 2021, we looked to take advantage of the selloff in U.S. Treasuries to further reduce the Fund’s notable underweight to higher-quality BB rated credits at what we felt were favorable levels, though we maintained the sizeable underweight. We increased the Fund’s positions in hospital operator HCA Healthcare, streaming video provider Netflix Inc., packaging company Ball Corp, and packaged foods company Kraft Heinz Company. We funded the new purchases by selling existing holdings that in our view no longer offered an attractive valuation, such as oilfield services company Nabors Industries Ltd., Stichtin AK Rabobank, finance company Navient Corp., and industrial bearings manufacturer RBC Bearings

5Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.

6Midstream companies engage in the processing, storing, transporting and marketing of oil, natural gas, and natural gas liquids.

2021 Annual Report  17

Aberdeen Global High Income Fund (Unaudited) (continued)

Inc. We also exited the Fund’s position in Italy-based bank Banca Monte dei Paschi di Siena SpA. The Fund had owned the bonds on the assumption of a takeover by another Italian bank, Unicredit SpA, which is a much stronger credit. However, after talks between the banks broke down, and despite the potential for another creditor-friendly solution, we sold the Fund’s holding in the bonds due to the volatility and loss of our conviction in the original investment thesis.

Regarding the use of derivatives, the Fund employed foreign exchange forwards7 during the reporting period to hedge its exposure to changes in the value of its holdings due to movements in currency exchange rates. The use of foreign exchange forwards had a positive impact on the Fund’s total return for the 12-month period ended October 31, 2021.

Higher and more lasting inflation has led to an increase in government bond yields and greater market volatility. In our view, the most recent corporate earnings reports generally were positive, indicating that most companies have been successful in passing through higher costs. While this is a positive factor for bonds in the short term, we think that it is emblematic of the inflationary environment that currently exists. Over the longer term, if inflation remains high, in our view, central banks most likely will need to act more decisively, risking a slowdown in global economic growth. Therefore, we think that the market may be especially sensitive to economic data over the next several months as investors look to divine the direction of inflation and growth, while simultaneously gauging the reaction of central bankers globally. Overall, we believe that the credit fundamentals of the market are solid, and we anticipate that companies will be well-positioned to weather modestly slower growth, keeping default rates relatively low.

We believe that the Fund’s positioning with a lower duration than that of the benchmark index and with an underweight to the more duration-sensitive, higher-quality segment of the global high-yield market should help insulate the Fund’s relative performance if government bond yields were to increase further. We maintain our view that the middle of the credit-rating spectrum offers the most value, while we are closely scrutinizing companies with riskier credit profiles, particularly at current valuations. Regarding higher-quality issuers, we will continue to seek to reduce the Fund’s underweight opportunistically as U.S. Treasuries sell off or credit spreads widen. However, in light of the uncertain economic environment, the current level of market spreads does not appear to leave room for significant tightening. With very low dispersion in spreads between credits of varied quality, credit selection is likely to be the dominant determinant of performance. We think that how well companies handle rising costs and wages will be a big driver of the performance of their bonds. Consequently, we have been diligent in analyzing the ability of the issuers within the Fund’s portfolio to manage this environment. We believe that the market lends itself particularly well to alpha-generation8 from active management as dispersion among credits increases when it becomes apparent that not all companies will be able to navigate the environment equally well.

7A currency forward is a binding contract in the foreign exchange market that locks in the exchange rate for the purchase or sale of a currency on a future date.

8Alpha is a measure of performance on a risk-adjusted basis, calculated by a comparison of the volatility of the portfolio versus its benchmark on a risk-adjusted basis. A positive alpha of 1.0 means the fund outperformed its benchmark index by 1%, while a negative alpha indicates underperformance.

18  2021 Annual Report

Aberdeen Global High Income Fund (Unaudited) (concluded)

Portfolio Management:

Global High Yield Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance quoted represents past performance, which does not guarantee future results. Class A Shares pay a Rule 12b 1 fee of up to a 0.25% of net assets. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-667-9231 or visiting https://www.abrdn.com/en-us/us/investor/fund-centre#literature.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.

The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss.

The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and currency exchange rate, political and economic risks.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. Fluctuations in currency exchange rates may impact a Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful.

Please read the prospectus for more detailed information regarding these and other risks.

2021 Annual Report  19

Aberdeen Global High Income Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2021)	1 Yr.	5 Yr.	10 Yr.
Class A	9.46%	5.60%	4.91%
Institutional Class	9.73%	5.87%	5.18%

Performance of a $10,000 Investment (as of October 31, 2021)

$20,000
$15,000
$10,000
$5,000
$19,665
$16,145
$12,216
10/11
10/12
10/13
10/14
10/15
10/16
10/17
10/18
10/19
10/20
10/21
Class A
ICE BofA Merrill Lynch Global High Yield Constrained Index (Hedged to USD)
CPI

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global High Income Fund, ICE Bank of America Merrill Lynch Global High Yield Constrained Index (Hedged to USD) and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2021. Unlike the Fund’s returns, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

The ICE Bank of America (BofA) Merrill Lynch Global High Yield Constrained Index (Hedged to USD) tracks the performance of USD, CAD, GBP and EUR denominated below investment grade corporate debt publicly issued in the major domestic or eurobond markets but caps issuer exposure at 2%.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and performance graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect without which returns would have been lower.

20  2021 Annual Report

Aberdeen Global High Income Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2021 (Unaudited)

Asset Allocation
Corporate Bonds	96.5%
Short-Term Investment	2.9%
Other Assets in Excess of Liabilities	0.6%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of October 31, 2021, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Diversified Telecommunication Services	10.9%
Oil, Gas & Consumable Fuels	6.1%
Media	5.2%
Pharmaceutical	5.1%
Entertainment	4.4%
Auto Parts & Equipment	4.0%
Leisure Time	3.4%
Energy Equipment & Services	3.2%
Diversified Financial Services	3.3%
Retail	3.0%
Other	51.4%
100.0%

Top Holdings*
Teva Pharmaceutical Finance Netherlands III BV 01/31/2025	1.3%
SoftBank Group Corp., (fixed rate to 07/19/2023, variable rate thereafter), VRN 07/19/2023	1.2%
Petroleos Mexicanos 02/12/2028	1.2%
Goodyear Tire & Rubber Co. (The) 05/31/2025	1.1%
Ford Motor Co. 04/22/2025	1.0%
Academy Ltd. 11/15/2027	1.0%
Austin BidCo, Inc. 12/15/2028	0.9%
NRG Energy, Inc. 02/15/2029	0.9%
NCL Corp. Ltd. 02/01/2026	0.9%
Affinity Gaming 12/15/2027	0.9%
Other	89.6%
100.0%

*For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	60.7%
United Kingdom	5.7%
Germany	5.3%
Luxembourg	4.1%
Netherlands	2.4%
Brazil	2.2%
Mexico	2.1%
Israel	1.8%
Italy	1.5%
Ukraine	1.4%
Other	12.8%
100.0%

2021 Annual Report  21

Statement of Investments

October 31, 2021

Aberdeen Global High Income Fund

See accompanying Notes to Financial Statements.

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (96.5%)
ARGENTINA (0.4%)
Transportadora de Gas del Sur SA (USD), 6.75%, 05/02/2025 (a)	$575,000	$536,193
BERMUDA (0.4%)
Highlands Holdings Bond Issuer Ltd. / Highlands Holdings Bond Co-Issuer, Inc., PIK (USD), 7.63%, 10/15/2025 (a)(b)	513,140	543,579
BRAZIL (2.2%)
Braskem Netherlands Finance BV (USD), 4.50%, 01/10/2028 (a)	810,000	827,221
CSN Resources SA (USD), 7.63%, 04/17/2026 (a)	314,000	330,410
NBM US Holdings, Inc. (USD), 7.00%, 05/14/2026 (a)	669,000	708,136
Petrobras Global Finance BV (USD), 5.60%, 01/03/2031	536,000	560,656
Rede D’or Finance Sarl
(USD), 4.95%, 01/17/2028 (a)	380,000	390,074
(USD), 4.50%, 01/22/2030 (a)	204,000	199,922
		3,016,419
CANADA (1.0%)
NOVA Chemicals Corp. (USD), 4.25%, 05/15/2029 (a)	638,000	629,706
Titan Acquisition Ltd. / Titan Co-Borrower LLC (USD), 7.75%, 04/15/2026 (a)	720,000	734,508
		1,364,214
CHILE (0.3%)
VTR Finance NV (USD), 6.38%, 07/15/2028 (a)	442,000	471,150
CHINA (1.2%)
China Evergrande Group (USD), 9.50%, 04/11/2022 (a)	465,000	118,808
CIFI Holdings Group Co. Ltd. (USD), 6.55%, 03/28/2024 (a)	700,000	687,380
Kaisa Group Holdings Ltd.
(USD), 9.75%, 09/28/2023 (a)	230,000	69,596
(USD), 9.38%, 06/30/2024 (a)	495,000	140,828
Sunac China Holdings Ltd. (USD), 7.95%, 10/11/2023 (a)	825,000	632,362
		1,648,974
EL SALVADOR (0.3%)
AES El Salvador Trust II (USD), 6.75%, 03/28/2023 (a)	500,000	463,548
FRANCE (0.7%)
Casino Guichard Perrachon SA (EUR), 6.63%, 01/15/2026 (a)	325,000	373,822
Iliad Holding SASU (USD), 6.50%, 10/15/2026 (a)	532,000	548,183
		922,005

	Shares or Principal Amount	Value (US$)
GERMANY (5.3%)
Aareal Bank AG, FRN (EUR), 1 year EUR Swap + 7.180%, 6.64%, 04/30/2022 (a)(c)(d)	$600,000	$703,743
ADLER Group SA (EUR), 2.25%, 01/14/2029 (a)	200,000	197,676
ADLER Real Estate AG (EUR), 1.88%, 04/27/2023 (a)	100,000	110,040
CT Investment GmbH (EUR), 5.50%, 04/15/2026 (a)	590,000	692,271
Deutsche Bank AG, (fixed rate to 04/30/2025, variable rate thereafter), VRN (USD), 7.50%, 04/30/2025 (c)	400,000	437,000
Deutsche Bank AG, (fixed rate to 04/30/2026, variable rate thereafter), VRN (GBP), 7.13%, 04/30/2026 (a)(c)	300,000	443,928
Gruenenthal GmbH
(EUR), 3.63%, 11/15/2026 (a)	299,000	354,562
(EUR), 4.13%, 05/15/2028 (a)	230,000	275,319
Nidda BondCo GmbH (EUR), 5.00%, 09/30/2025 (a)	305,000	347,690
Nidda Healthcare Holding GmbH (EUR), 3.50%, 09/30/2024 (a)	623,000	708,672
Schaeffler AG (EUR), 2.88%, 03/26/2027 (a)	350,000	435,125
Techem Verwaltungsgesellschaft 674 mbH (EUR), 6.00%, 07/30/2026 (a)	393,646	466,454
Tele Columbus AG (EUR), 3.88%, 05/02/2025 (a)	784,000	899,053
TK Elevator Holdco GmbH (EUR), 6.63%, 07/15/2028 (a)	314,100	379,439
TK Elevator Midco GmbH (EUR), 4.38%, 07/15/2027 (a)	176,000	209,183
ZF Europe Finance BV
(EUR), 2.00%, 02/23/2026 (a)	300,000	347,426
(EUR), 2.50%, 10/23/2027 (a)	300,000	350,701
		7,358,282
ISRAEL (1.8%)
Teva Pharmaceutical Finance Netherlands III BV
(USD), 7.13%, 01/31/2025	1,680,000	1,803,379
(USD), 3.15%, 10/01/2026	681,000	641,843
		2,445,222
ITALY (1.5%)
Golden Goose SpA, FRN (EUR), 3 mo. Euribor + 4.875%, 4.88%, 05/14/2027 (a)(d)	348,000	398,079
IMA Industria Macchine Automatiche SpA
(EUR), 3.75%, 01/15/2028 (a)	231,000	265,060
FRN (EUR), 3 mo. Euribor + 4.000%, 4.00%, 01/15/2028 (a)(d)	100,000	115,453
Kedrion SpA (EUR), 3.38%, 05/15/2026 (a)	587,000	668,239

22  2021 Annual Report

Statement of Investments (continued)

October 31, 2021

Aberdeen Global High Income Fund

See accompanying Notes to Financial Statements.

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (continued)
ITALY (continued)
UniCredit SpA, (fixed rate to 06/03/2023, variable rate thereafter) (EUR), 6.63%, 06/03/2023 (a)(c)	$530,000	$646,457
		2,093,288
JAPAN (1.2%)
SoftBank Group Corp., (fixed rate to 07/19/2023, variable rate thereafter), VRN (USD), 6.00%, 07/19/2023 (a)(c)	1,620,000	1,616,760
LUXEMBOURG (4.1%)
Albion Financing 1 SARL / Aggreko Holdings, Inc. (EUR), 5.25%, 10/15/2026 (a)	246,000	285,463
Albion Financing 2SARL (USD), 8.75%, 04/15/2027 (a)	519,000	520,479
Altice Financing SA (USD), 5.75%, 08/15/2029 (a)	649,000	638,454
Altice France Holding SA (EUR), 8.00%, 05/15/2027 (a)	683,000	836,526
Cidron Aida Finco SARL (GBP), 6.25%, 04/01/2028 (a)	353,000	473,982
Cidron Aida Finco Sarl (EUR), 5.00%, 04/01/2028 (a)	291,000	330,142
Cullinan Holdco Scsp (EUR), 4.63%, 10/15/2026 (a)	262,000	304,519
Galapagos SA (EUR), 5.38%, 06/15/2021 (a)(e)(f)	60,500	—
Garfunkelux Holdco 3 SA
(EUR), 6.75%, 11/01/2025 (a)	231,000	276,329
(GBP), 7.75%, 11/01/2025 (a)	240,000	340,358
Kleopatra Finco Sarl (EUR), 4.25%, 03/01/2026 (a)	113,000	125,147
Kleopatra Holdings 2 SCA (EUR), 6.50%, 09/01/2026 (a)	327,000	343,046
LHMC Finco 2 Sarl, PIK (EUR), 7.25%, 10/02/2025 (a)(b)	281,216	327,484
Matterhorn Telecom SA (EUR), 3.13%, 09/15/2026 (a)	787,000	899,297
		5,701,226
MEXICO (2.1%)
Braskem Idesa SAPI (USD), 6.99%, 02/20/2032 (a)	200,000	204,719
Petroleos Mexicanos
(USD), 6.49%, 01/23/2027	300,000	318,903
(USD), 5.35%, 02/12/2028	1,580,000	1,577,014
Sixsigma Networks Mexico SA de CV (USD), 7.50%, 05/02/2025 (a)	750,000	729,375
		2,830,011

	Shares or Principal Amount	Value (US$)
NETHERLANDS (2.4%)
Leaseplan Corporation NV, (fixed rate to 05/29/2024, variable rate thereafter), VRN (EUR), 7.38%, 05/29/2024 (a)(c)	$250,000	$321,190
Nobel Bidco BV (EUR), 3.13%, 06/15/2028 (a)	340,000	377,303
OCI NV (USD), 5.25%, 11/01/2024 (a)	423,000	434,104
Stichting AK Rabobank Certificaten (EUR), 19.44%, 12/29/2049 (a)(c)(g)	355,750	571,033
Summer BidCo BV, PIK (EUR), 9.00%, 11/15/2025 (a)(b)	367,062	431,690
Trivium Packaging Finance BV (USD), 5.50%, 08/15/2026 (a)	690,000	716,724
Ziggo Bond Co. BV (EUR), 3.38%, 02/28/2030 (a)	382,000	434,509
		3,286,553
NIGERIA (0.6%)
IHS Netherlands Holdco BV (USD), 8.00%, 09/18/2027 (a)	760,000	806,550
PANAMA (0.7%)
C&W Senior Financing DAC (USD), 6.88%, 09/15/2027 (a)	879,000	926,246
SOUTH AFRICA (0.7%)
Liquid Telecommunications Financing PLC (USD), 5.50%, 09/04/2026 (a)	985,000	1,021,937
SPAIN (0.5%)
Banco Bilbao Vizcaya Argentaria SA, Series 9 (fixed rate to 03/05/2025, variable rate thereafter) (USD), 6.50%, 03/05/2025 (c)	200,000	214,500
Cirsa Finance International Sarl (EUR), 3.63%, 09/30/2025 (a)(d)	408,000	459,800
		674,300
SWEDEN (1.0%)
Intrum AB
(EUR), 4.88%, 08/15/2025 (a)	179,000	213,908
(EUR), 3.50%, 07/15/2026 (a)	375,000	432,202
Verisure Holding AB (EUR), 3.25%, 02/15/2027 (a)	333,000	383,512
Verisure Midholding AB (EUR), 5.25%, 02/15/2029 (a)	275,000	321,874
		1,351,496
SWITZERLAND (0.4%)
Consolidated Energy Finance SA (USD), 5.63%, 10/15/2028 (a)	502,000	499,540
TANZANIA (0.5%)
HTA Group Ltd. (USD), 7.00%, 12/18/2025 (a)	617,000	644,679
TURKEY (1.1%)
Akbank TAS, (fixed rate to 03/16/2022, variable rate thereafter) (USD), 7.20%, 03/16/2027 (a)	619,000	620,919

2021 Annual Report  23

Statement of Investments (continued)

October 31, 2021

Aberdeen Global High Income Fund

See accompanying Notes to Financial Statements.

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (continued)
TURKEY (continued)
Turk Telekomunikasyon AS (USD), 4.88%, 06/19/2024 (a)	$410,000	$417,966
Turkiye Garanti Bankasi AS (USD), 5.25%, 09/13/2022 (a)	450,000	460,014
		1,498,899
UKRAINE (1.4%)
Metinvest BV (USD), 8.50%, 04/23/2026 (a)	715,000	803,188
MHP Lux SA (USD), 6.95%, 04/03/2026 (a)	1,009,000	1,071,094
		1,874,282
UNITED KINGDOM (5.7%)
180 Medical, Inc. (USD), 3.88%, 10/15/2029 (a)	769,000	773,335
Arqiva Broadcast Finance PLC (GBP), 6.75%, 09/30/2023 (a)	700,000	972,739
Bellis Acquisition Co. PLC (GBP), 3.25%, 02/16/2026 (a)	278,000	363,792
Bellis Finco PLC (GBP), 4.00%, 02/16/2027 (a)	111,000	143,205
eG Global Finance PLC (EUR), 4.38%, 02/07/2025 (a)	700,000	798,185
Ithaca Energy North Sea PLC (USD), 9.00%, 07/15/2026 (a)	581,000	601,451
Jerrold Finco PLC (GBP), 5.25%, 01/15/2027 (a)	306,000	426,105
Matalan Finance PLC (GBP), 6.75%, 01/31/2023 (a)	300,000	378,689
Merlin Entertainments Ltd. (USD), 5.75%, 06/15/2026 (a)	695,000	719,589
TalkTalk Telecom Group Ltd. (GBP), 3.88%, 02/20/2025 (a)	500,000	665,458
Very Group Funding PLC (The) (GBP), 6.50%, 08/01/2026 (a)	739,000	1,005,493
Virgin Media Vendor Financing Notes III DAC (GBP), 4.88%, 07/15/2028 (a)	744,000	1,020,747
		7,868,788
UNITED STATES (57.8%)
99 Escrow Issuer, Inc. (USD), 7.50%, 01/15/2026 (a)	815,000	733,500
Academy Ltd. (USD), 6.00%, 11/15/2027 (a)	1,310,000	1,395,150
ACI Worldwide, Inc. (USD), 5.75%, 08/15/2026 (a)	754,000	787,930
Adams Homes, Inc. (USD), 7.50%, 02/15/2025 (a)	1,145,000	1,193,662
Adient Global Holdings Ltd. (USD), 4.88%, 08/15/2026 (a)	620,000	631,213
Adient US LLC (USD), 9.00%, 04/15/2025 (a)	643,000	688,010
Aethon United BR LP / Aethon United Finance Corp. (USD), 8.25%, 02/15/2026 (a)	413,000	443,649

	Shares or Principal Amount	Value (US$)
Affinity Gaming (USD), 6.88%, 12/15/2027 (a)	$1,155,000	$1,197,388
Apache Corp. (USD), 4.38%, 10/15/2028	90,000	96,735
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (USD), 5.25%, 08/15/2027 (a)	200,000	199,500
Austin BidCo, Inc. (USD), 7.13%, 12/15/2028 (a)	1,241,000	1,281,332
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. (USD), 5.38%, 03/01/2029 (a)	879,000	925,147
Ball Corp.
(USD), 2.88%, 08/15/2030	745,000	716,131
(USD), 3.13%, 09/15/2031	200,000	194,500
Banff Merger Sub, Inc. (EUR), 8.38%, 09/01/2026 (a)	625,000	750,172
Bausch Health Americas, Inc. (USD), 8.50%, 01/31/2027 (a)	636,000	674,955
Bausch Health Cos., Inc. (USD), 4.88%, 06/01/2028 (a)	378,000	389,264
Carnival Corp.
(USD), 10.50%, 02/01/2026 (a)	701,000	814,562
(USD), 6.00%, 05/01/2029 (a)	725,000	724,547
Catalent Pharma Solutions, Inc. (USD), 3.50%, 04/01/2030 (a)	777,000	771,172
CCM Merger, Inc. (USD), 6.38%, 05/01/2026 (a)	887,000	929,132
CCO Holdings LLC / CCO Holdings Capital Corp. (USD), 4.25%, 01/15/2034 (a)	822,000	797,184
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op (USD), 6.50%, 10/01/2028	386,000	413,985
Cengage Learning, Inc. (USD), 9.50%, 06/15/2024 (a)	598,000	609,960
ChampionX Corp. (USD), 6.38%, 05/01/2026	526,000	550,327
Cheniere Energy, Inc. (USD), 4.63%, 10/15/2028	327,000	342,925
Cimpress PLC (USD), 7.00%, 06/15/2026 (a)	779,000	809,186
Cincinnati Bell, Inc. (USD), 8.00%, 10/15/2025 (a)	1,020,000	1,062,313
Coinbase Global, Inc.
(USD), 3.38%, 10/01/2028 (a)	536,000	517,240
(USD), 3.63%, 10/01/2031 (a)	594,000	565,785
Colgate Energy Partners III LLC (USD), 5.88%, 07/01/2029 (a)	360,000	368,550
Consensus Cloud Solutions, Inc.
(USD), 6.00%, 10/15/2026 (a)	215,000	219,569
(USD), 6.50%, 10/15/2028 (a)	607,000	631,280

24  2021 Annual Report

Statement of Investments (continued)

October 31, 2021

Aberdeen Global High Income Fund

See accompanying Notes to Financial Statements.

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (continued)
UNITED STATES (continued)
Consolidated Communications, Inc.
(USD), 5.00%, 10/01/2028 (a)	$79,000	$79,790
(USD), 6.50%, 10/01/2028 (a)	610,000	649,583
Continental Resources, Inc. (USD), 5.75%, 01/15/2031 (a)	172,000	205,970
DT Midstream, Inc.
(USD), 4.13%, 06/15/2029 (a)	470,000	473,361
(USD), 4.38%, 06/15/2031 (a)	382,000	387,027
Embarq Corp. (USD), 8.00%, 06/01/2036	512,000	565,760
Energy Transfer LP, (fixed rate to 05/15/2025, variable rate thereafter), Series F, VRN (USD), 6.75%, 05/15/2025 (c)	830,000	850,750
Enviva Partners LP / Enviva Partners Finance Corp. (USD), 6.50%, 01/15/2026 (a)	394,000	407,499
EQT Corp.
(USD), 3.13%, 05/15/2026 (a)	51,000	51,383
(USD), 3.63%, 05/15/2031 (a)	376,000	383,990
Ford Motor Co.
(USD), 8.50%, 04/21/2023	367,000	402,416
(USD), 9.00%, 04/22/2025	1,189,000	1,429,772
(USD), 9.63%, 04/22/2030	422,000	607,946
Frontier Communications Holdings LLC (USD), 6.00%, 01/15/2030 (a)	587,000	589,777
FXI Holdings, Inc.
(USD), 7.88%, 11/01/2024 (a)	410,000	417,688
(USD), 12.25%, 11/15/2026 (a)	365,000	406,073
Goodyear Tire & Rubber Co. (The)
(USD), 9.50%, 05/31/2025	1,361,000	1,483,327
(USD), 5.00%, 07/15/2029 (a)	822,000	867,210
(USD), 5.25%, 07/15/2031 (a)	127,000	135,153
(USD), 5.63%, 04/30/2033	230,000	247,250
Great Lakes Dredge & Dock Corp. (USD), 5.25%, 06/01/2029 (a)	782,000	795,505
Hess Midstream Operations LP (USD), 4.25%, 02/15/2030 (a)	753,000	753,000
Hilcorp Energy I LP / Hilcorp Finance Co.
(USD), 5.75%, 02/01/2029 (a)	724,000	734,860
(USD), 6.00%, 02/01/2031 (a)	194,000	199,116
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc (USD), 5.00%, 06/01/2029 (a)	573,000	584,317
Howmet Aerospace, Inc.
(USD), 6.88%, 05/01/2025	43,000	49,825
(USD), 3.00%, 01/15/2029	745,000	733,825
(USD), 5.95%, 02/01/2037	569,000	684,689
International Game Technology PLC (EUR), 3.50%, 06/15/2026 (a)	622,000	735,879

	Shares or Principal Amount	Value (US$)
Iron Mountain, Inc. (USD), 5.00%, 07/15/2028 (a)	$610,000	$628,300
ITT Holdings LLC (USD), 6.50%, 08/01/2029 (a)	688,000	689,720
JBS USA Food Co (USD), 5.75%, 01/15/2028 (a)	674,000	702,652
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc. (USD), 5.50%, 01/15/2030 (a)	795,000	870,525
Kraton Polymers LLC / Kraton Polymers Capital Corp. (USD), 4.25%, 12/15/2025 (a)	609,000	629,554
LCPR Senior Secured Financing DAC (USD), 5.13%, 07/15/2029 (a)	776,000	781,820
LD Holdings Group LLC (USD), 6.13%, 04/01/2028 (a)	796,000	729,335
LogMeIn, Inc. (USD), 5.50%, 09/01/2027 (a)	1,138,000	1,139,013
Macy’s Retail Holdings LLC
(USD), 3.63%, 06/01/2024	21,000	21,702
(USD), 5.88%, 04/01/2029 (a)	775,000	825,906
MajorDrive Holdings IV LLC (USD), 6.38%, 06/01/2029 (a)	557,000	535,834
Marriott Ownership Resorts, Inc.
(USD), 4.75%, 01/15/2028	667,000	678,672
(USD), 4.50%, 06/15/2029 (a)	82,000	82,000
Mauser Packaging Solutions Holding Co. (USD), 7.25%, 04/15/2025 (a)	307,000	297,244
Michaels Cos Inc.(The) (USD), 5.25%, 05/01/2028 (a)	491,000	495,910
Midcontinent Communications / Midcontinent Finance Corp. (USD), 5.38%, 08/15/2027 (a)	642,000	666,075
Millennium Escrow Corp. (USD), 6.63%, 08/01/2026 (a)	529,000	537,617
Mozart Debt Merger Sub, Inc. (USD), 3.88%, 04/01/2029 (a)	1,055,000	1,049,725
NCL Corp. Ltd. (USD), 10.25%, 02/01/2026 (a)	1,097,000	1,260,234
NCL Finance Ltd. (USD), 6.13%, 03/15/2028 (a)	131,000	132,146
New Enterprise Stone & Lime Co., Inc. (USD), 5.25%, 07/15/2028 (a)	507,000	511,502
NRG Energy, Inc.
(USD), 3.38%, 02/15/2029 (a)	1,311,000	1,278,225
(USD), 3.63%, 02/15/2031 (a)	241,000	234,553
Occidental Petroleum Corp.
(USD), 5.50%, 12/01/2025	171,000	188,100
(USD), 3.00%, 02/15/2027	245,000	245,000
(USD), 6.38%, 09/01/2028	780,000	914,261
(USD), 6.63%, 09/01/2030	298,000	364,648
(USD), 4.40%, 04/15/2046	138,000	139,624

2021 Annual Report  25

Statement of Investments (continued)

October 31, 2021

Aberdeen Global High Income Fund

See accompanying Notes to Financial Statements.

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (continued)
UNITED STATES (continued)
Organon & Co. / Organon Foreign Debt Co-Issuer BV (USD), 4.13%, 04/30/2028 (a)	$785,000	$795,794
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer (USD), 4.88%, 05/15/2029 (a)	491,000	497,138
Photo Holdings Merger Sub, Inc. (USD), 8.50%, 10/01/2026 (a)	476,000	499,752
Playtika Holding Corp. (USD), 4.25%, 03/15/2029 (a)	770,000	772,156
Qwest Capital Funding, Inc.
(USD), 6.88%, 07/15/2028	1,015,000	1,091,125
(USD), 7.75%, 02/15/2031	1,020,000	1,135,729
Royal Caribbean Cruises Ltd.
(USD), 11.50%, 06/01/2025 (a)	209,000	237,868
(USD), 5.50%, 04/01/2028 (a)	271,000	275,743
Sabre GLBL, Inc. (USD), 7.38%, 09/01/2025 (a)	412,000	437,750
Sealed Air Corp. (USD), 6.88%, 07/15/2033 (a)	427,000	547,628
Shutterfly, Inc., 2021 Term Loan (USD), 1M USD LIBOR, 4.00%, 09/25/2026 (d)	250,000	247,125
Six Flags Entertainment Corp. (USD), 4.88%, 07/31/2024 (a)	510,000	513,825
Six Flags Theme Parks, Inc. (USD), 7.00%, 07/01/2025 (a)	749,000	795,813
Spirit AeroSystems, Inc.
(USD), 7.50%, 04/15/2025 (a)	611,000	645,063
(USD), 4.60%, 06/15/2028	346,000	341,589
Staples, Inc.
(USD), 7.50%, 04/15/2026 (a)	920,000	929,927
(USD), 10.75%, 04/15/2027 (a)	215,000	205,325
Starwood Property Trust, Inc. (USD), 3.63%, 07/15/2026 (a)	766,000	766,000
Summer BC Bidco B LLC (USD), 5.50%, 10/31/2026 (a)	721,000	733,617
SunCoke Energy, Inc. (USD), 4.88%, 06/30/2029 (a)	1,153,000	1,144,352
Tempur Sealy International, Inc. (USD), 3.88%, 10/15/2031 (a)	724,000	717,448
Tenet Healthcare Corp.
(USD), 4.88%, 01/01/2026 (a)	525,000	538,125
(USD), 6.13%, 10/01/2028 (a)	575,000	603,721
Tenneco, Inc. (USD), 5.13%, 04/15/2029 (a)	316,000	313,235
Turning Point Brands, Inc. (USD), 5.63%, 02/15/2026 (a)	1,099,000	1,114,111
Unifrax Escrow Issuer Corp.
(USD), 5.25%, 09/30/2028 (a)	418,000	416,955
(USD), 7.50%, 09/30/2029 (a)	139,000	138,131

	Shares or Principal Amount	Value (US$)
Univision Communications, Inc.
(USD), 6.63%, 06/01/2027 (a)	$249,000	$269,371
(USD), 4.50%, 05/01/2029 (a)	199,000	201,328
USA Compression Partners LP / USA Compression Finance Corp. (USD), 6.88%, 09/01/2027	1,113,000	1,156,129
Venture Global Calcasieu Pass LLC
(USD), 3.88%, 08/15/2029 (a)	255,000	259,463
(USD), 4.13%, 08/15/2031 (a)	255,000	263,912
Vertiv Group Corp. (USD), 4.13%, 11/15/2028 (a)	365,000	362,719
Viking Cruises Ltd. (USD), 13.00%, 05/15/2025 (a)	540,000	618,300
Vine Energy Holdings LLC (USD), 6.75%, 04/15/2029 (a)	919,000	986,776
Vistra Operations Co. LLC
(USD), 5.63%, 02/15/2027 (a)	287,000	295,702
(USD), 4.38%, 05/01/2029 (a)	221,000	218,790
VM Consolidated, Inc. (USD), 5.50%, 04/15/2029 (a)	1,124,000	1,139,455
Weatherford International Ltd. (USD), 8.63%, 04/30/2030 (a)	656,000	673,824
Welbilt, Inc., 2018 Term Loan B (USD), 3M USD LIBOR, 2.59%, 10/23/2025 (d)	800,000	796,334
Wolverine World Wide, Inc. (USD), 4.00%, 08/15/2029 (a)	680,000	671,371
		79,337,112
ZAMBIA (1.2%)
First Quantum Minerals Ltd.
(USD), 7.25%, 04/01/2023 (a)	672,000	684,230
(USD), 6.50%, 03/01/2024 (a)	955,000	969,325
		1,653,555
Total Corporate Bonds		132,454,808
SHORT-TERM INVESTMENT—(2.9%)
UNITED STATES (2.9%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(h)	4,040,847	4,040,847
Total Short-Term Investment		4,040,847
Total Investments (Cost $134,472,999) (i)—99.4%		136,495,655
Other Assets in Excess of Liabilities—0.6%		819,598
Net Assets—100.0%		137,315,253

(a)Denotes a security issued under Regulation S or Rule 144A.

(b)Payment-in-kind. This is a type of bond that pays interest in additional bonds rather than in cash.

(c)Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.

26  2021 Annual Report

Statement of Investments (concluded)

October 31, 2021

Aberdeen Global High Income Fund

See accompanying Notes to Financial Statements.

(d)Variable Rate Instrument. The rate shown is based on the latest available information as of October 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(e)Security is in default.

(f)Illiquid security.

(g)Indicates a stepped coupon bond. This bond was issued with a low coupon that gradually increases over the life of the bond.

At October 31, 2021, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Euro/United States Dollar
01/13/2022	Deutsche Bank AG	EUR	303,000	USD	352,646	$350,934	$(1,712)
01/13/2022	JPMorgan Chase Bank N.A.	EUR	331,000	USD	383,451	383,364	(87)
01/13/2022	Royal Bank of Canada	EUR	97,000	USD	112,288	112,345	57
						$846,643	$(1,742)

Sale Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/British Pound
01/13/2022	Goldman Sachs & Co.	USD	6,279,093	GBP	4,628,000	$6,335,607	$(56,514)
United States Dollar/Euro
01/13/2022	Citibank N.A.	USD	290,961	EUR	249,000	288,392	2,569
01/13/2022	Goldman Sachs & Co.	USD	19,246,321	EUR	16,639,000	19,271,286	(24,965)
01/13/2022	UBS AG	USD	304,448	EUR	263,000	304,607	(159)
						$26,199,892	$(79,069)
Total unrealized appreciation on open forward foreign currency exchange contracts							$2,626
Total unrealized depreciation on open forward foreign currency exchange contracts							$(83,437)

*Certain contracts with different trade dates and like characteristics have been shown net.

(h)Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2021.

(i)See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

EUREuro Currency

GBPBritish Pound Sterling

PIKPayment In Kind

PLCPublic Limited Company

USDU.S. Dollar

2021 Annual Report  27

Statements of Assets and Liabilities

October 31, 2021

See accompanying Notes to Financial Statements.

	Aberdeen International Sustainable Leaders Fund	Aberdeen Global Equity Impact Fund	Aberdeen Global High Income Fund
Assets:
Investments in securities, at fair value	$151,489,597	$77,258,032	$132,454,808
Short-term investments	3,812,704	685,378	4,040,847
Foreign currency, at fair value	21,532	17,989	—
Cash	—	—	1,454
Interest and dividends receivable	55,822	5,965	1,875,999
Receivable for investments sold	—	—	479,224
Receivable for capital shares issued	1,373	2,502	21,575
Unrealized appreciation on forward foreign currency exchange contracts	—	—	2,626
Tax reclaim receivable	191,981	75,407	—
Prepaid expenses	4,490	2,234	5,306
Total assets	155,577,499	78,047,507	138,881,839
Liabilities:
Due to custodian	—	—	34
Payable for investments purchased	—	—	1,198,965
Unrealized depreciation on forward foreign currency exchange contracts	—	—	83,437
Payable for capital shares redeemed	52,790	13,148	56,758
Payable for income taxes (See note 2g of the Notes to Financial Statements)	9,691,823	2,522,118	—
Accrued foreign capital gains tax	293,728	21,579	—
Accrued expenses and other payables:
Investment advisory fees	83,776	40,750	84,205
Custodian fees	34,203	27,640	32,353
Legal fees	31,558	15,515	30,971
Interest expense on line of credit	15	120	5,335
Distribution fees	25,000	8,797	17,617
Sub-transfer agent and administrative services fees	14,957	7,216	9,549
Audit fees	8,230	8,230	9,950
Transfer agent fees	4,082	4,698	3,867
Other accrued expenses	4,854	7,144	33,545
Total liabilities	10,245,016	2,676,955	1,566,586
Net Assets	$145,332,483	$75,370,552	$137,315,253

Cost:
Investments in securities, at cost	$133,815,500	$50,395,964	$130,432,152
Short-term investment	3,812,704	685,378	4,040,847
Foreign currency	21,708	18,001	140
Net Assets Consist of:
Par value	$4,140	$4,082	$16,080
Paid in capital in excess of par value	521,435,430	66,291,305	369,515,909
Distributable earnings (accumulated loss)	(376,107,087)	9,075,165	(232,216,736)
Net Assets	$145,332,483	$75,370,552	$137,315,253

Net Assets
Class A Shares	$120,079,583	$43,058,883	$81,980,242
Institutional Class Shares	25,252,900	32,311,669	55,335,011
Total	$145,332,483	$75,370,552	$137,315,253
Shares Outstanding*
Class A Shares	3,437,702	2,334,222	9,273,314
Institutional Class Shares	702,329	1,747,899	6,806,497
Total	4,140,031	4,082,121	16,079,811
Net asset value and redemption price per share
Class A Shares	$34.93	$18.45	$8.84
Institutional Class Shares	$35.96	$18.49	$8.13

*Under the Trust Agreement, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share. The Board of Trustees is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval.

Amounts listed as “-” are $0 or round to $0.

28  2021 Annual Report

See accompanying Notes to Financial Statements.

Statements of Operations

For the Year Ended October 31, 2021

	Aberdeen International Sustainable Leaders Fund	Aberdeen Global Equity Impact Fund	Aberdeen Global High Income Fund
INVESTMENT INCOME:
Dividend income	$1,612,162	$1,067,447	$233,248
Interest income	—	359	7,961,711
Foreign tax withholding	(180,239)	(82,194)	—
Total Income	1,431,923	985,162	8,194,959
EXPENSES:
Investment advisory fees	1,128,359	579,749	985,628
Trustee fees	107,408	55,499	109,629
Legal fees	75,665	37,849	93,549
Audit fees	48,960	45,960	52,643
Printing fees	52,512	16,268	28,073
Custodian fees	215,263	159,291	187,245
Transfer agent fees	28,328	27,002	30,892
Distribution fees Class A	293,403	100,135	217,389
Sub-transfer agent and administrative service fees Class A	137,202	43,613	94,378
Sub-transfer agent and administrative service fees Institutional Class	10,026	24,026	33,844
Registration and filing fees	37,276	37,676	49,808
Other	78,177	33,617	41,967
Total expenses before reimbursed/waived expenses	2,212,579	1,160,685	1,925,045
Interest expense	13	336	—
Total operating expenses before reimbursed/waived expenses	2,212,592	1,161,021	1,925,045
Expenses reimbursed	(324,735)	(240,122)	(562,810)
Expenses waived by investment adviser	(7,052)	(3,623)	(7,582)
Total operating expenses	1,880,805	917,276	1,354,653
Net Investment Income/(Loss)	(448,882)	68,336	6,840,306
Realized gain on investment transactions	33,637,056	6,510,529	4,196,327
Realized gain/(loss) on forward foreign currency exchange contracts	—	—	148,350
Realized gain/(loss) on foreign currency transactions	(76,941)	(30,428)	42,318
Net realized gain from investments, futures, written options, credit default swaps, forward foreign currency exchange contracts and foreign currency transactions	33,560,115	6,480,101	4,386,995
Net change in unrealized appreciation/(depreciation) on investment transactions (including $293,728, $21,579 and $0 change in deferred capital gains tax, respectively)	6,879,173	17,259,324	3,015,446
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange rate contracts	—	—	(224,289)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(11,711)	95,616	5,568
Net change in unrealized appreciation/(depreciation) from investments, futures, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	6,867,462	17,354,940	2,796,725
Net realized/unrealized gain from investments, futures, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	40,427,577	23,835,041	7,183,720
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$39,978,695	$23,903,377	$14,024,026

Amounts listed as “-” are $0 or round to $0.

2021 Annual Report  29

See accompanying Notes to Financial Statements.

	Aberdeen International Sustainable Leaders Fund		Aberdeen Global Equity Impact Fund		Aberdeen Global High Income Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$(448,882)	$901,103	$68,336	$307,605	$6,840,306	$8,462,633
Net realized gain/(loss) from investments, futures, written options, credit default swaps, forward foreign currency exchange contracts and foreign currency transactions	33,560,115	(9,654,435)	6,480,101	1,676,096	4,386,995	(3,401,664)
Net change in unrealized appreciation/(depreciation) on investments, futures, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	6,867,462	9,784,807	17,259,324	6,603,240	2,796,725	(3,267,228)
Changes in net assets resulting from operations	39,978,695	1,031,475	23,903,377	8,586,941	14,024,026	1,793,741
Distributions to Shareholders From:
Distributable earnings:
Class A	(712,615)	(5,312,435)	(139,504)	(803,122)	(3,908,060)	(4,453,918)
Institutional Class	(218,647)	(1,093,873)	(214,903)	(726,056)	(3,324,472)	(3,724,345)
Change in net assets from shareholder distributions	(931,262)	(6,406,308)	(354,407)	(1,529,178)	(7,232,532)	(8,178,263)

Change in net assets from capital transactions	(14,542,170)	(21,659,634)	(8,197,775)	(9,908,458)	(15,070,803)	(66,034,490)
Change in net assets	24,505,263	(27,034,467)	15,351,195	(2,850,695)	(8,279,309)	(72,419,012)
Net Assets:
Beginning of year	120,827,220	147,861,687	60,019,357	62,870,052	145,594,562	218,013,574
End of year	$145,332,483	$120,827,220	$75,370,552	$60,019,357	$137,315,253	$145,594,562

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,159,778	$771,481	$3,242,022	$1,039,587	$7,208,240	$18,196,380
Dividends reinvested	697,660	5,206,109	136,271	789,572	3,748,272	4,263,692
Cost of shares redeemed	(15,087,013)	(21,183,921)	(5,364,495)	(8,374,926)	(20,448,290)	(46,864,551)
Total Class A	(13,229,575)	(15,206,331)	(1,986,202)	(6,545,767)	(9,491,778)	(24,404,479)
Institutional Class Shares
Proceeds from shares issued	1,133,183	589,349	604,566	973,288	44,607,948	65,628,374
Dividends reinvested	207,612	1,038,151	195,614	658,005	3,165,788	3,169,670
Cost of shares redeemed	(2,653,390)	(8,080,803)	(7,011,753)	(4,993,984)	(53,352,761)	(110,428,055)
Total Institutional Class	(1,312,595)	(6,453,303)	(6,211,573)	(3,362,691)	(5,579,025)	(41,630,011)
Change in net assets from capital transactions:	$(14,542,170)	$(21,659,634)	$(8,197,775)	$(9,908,458)	$(15,070,803)	$(66,034,490)

SHARE TRANSACTIONS:
Class A Shares
Issued	35,557	30,509	206,363	85,138	811,602	2,135,914
Reinvested	23,040	195,058	8,912	65,200	420,325	509,063
Redeemed	(469,556)	(846,478)	(329,366)	(717,173)	(2,293,954)	(5,641,214)
Total Class A Shares	(410,959)	(620,911)	(114,091)	(566,835)	(1,062,027)	(2,996,237)
Institutional Class Shares
Issued	33,788	22,690	36,993	78,425	5,454,864	8,466,151
Reinvested	6,676	37,834	12,794	54,291	385,270	406,876
Redeemed	(81,282)	(304,811)	(414,603)	(424,815)	(6,488,189)	(14,020,800)
Total Institutional Class Shares	(40,818)	(244,287)	(364,816)	(292,099)	(648,055)	(5,147,773)
Total change in shares:	(451,777)	(865,198)	(478,907)	(858,934)	(1,710,082)	(8,144,010)

Amounts listed as “-” are $0 or round to $0.

Statements of Changes in Net Assets

2021 Annual Report  31

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

See accompanying Notes to Financial Statements.

30  2021 Annual Report

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

See accompanying Notes to Financial Statements.

Aberdeen International Sustainable Leaders FundAberdeen International Sustainable Leaders Fund

		Investment Activities				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursement/Waivers and Excluding Accruals for Estimated Tax Due on Foreign Tax Refund Recoveries) to Average Net Assets	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2021	$26.19	$(0.12)		$9.05	$8.93	$(0.19)	$—	$(0.19)	$34.93	34.20%		$120,080	1.38%	1.38%	1.62%	(0.36%	)	114%
Year Ended October 31, 2020	26.95	0.17		0.29	0.46	(1.22)	—	(1.22)	26.19	1.63%	(e)	100,780	1.38%	1.38%	1.71%	0.67%		34%
Year Ended October 31, 2019	23.64	0.81	(f)	2.70	3.51	(0.20)	—	(0.20)	26.95	15.02%	(f)	120,472	1.44%	2.99%	3.06%	3.24%	(f)	132%
Year Ended October 31, 2018	28.01	0.01		(3.20)	(3.19)	(1.15)	(0.03)	(1.18)	23.64	(11.93%	)	126,383	1.54%	2.50%	2.50%	0.05%		19%
Year Ended October 31, 2017	22.26	1.75	(g)	4.22	5.97	(0.22)	—	(0.22)	28.01	27.14%	(g)	177,342	1.42%	3.93%	3.93%	7.02%	(g)	18%
Institutional Class Shares
Year Ended October 31, 2021	26.98	(0.04)		9.32	9.28	(0.30)	—	(0.30)	35.96	34.56%		25,253	1.13%	1.13%	1.31%	(0.11%	)	114%
Year Ended October 31, 2020	27.74	0.24		0.30	0.54	(1.30)	—	(1.30)	26.98	1.86%	(e)	20,047	1.13%	1.13%	1.33%	0.90%		34%
Year Ended October 31, 2019	24.27	0.91	(f)	2.77	3.68	(0.21)	—	(0.21)	27.74	15.34%	(f)	27,390	1.18%	2.77%	2.82%	3.53%	(f)	132%
Year Ended October 31, 2018	28.73	0.09		(3.30)	(3.21)	(1.22)	(0.03)	(1.25)	24.27	(11.71%	)	26,633	1.30%	2.22%	2.23%	0.33%		19%
Year Ended October 31, 2017	22.84	1.72	(g)	4.46	6.18	(0.29)	—	(0.29)	28.73	27.42%	(g)	35,318	1.17%	3.46%	3.46%	6.65%	(g)	18%

(a)Net investment income/(loss) is based on average shares outstanding during the period.

(b)Includes interest expense that amounts to less than 0.01%.

(c)During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)Included within Total Return is the effect of withholding tax refunds and income taxes on recovered refunds (Note 2g of the Notes to Financial Statements). If such amounts were excluded, the Total Return for Class A Shares would have been (0.38%). For Institutional Class Shares, this amount would have been (0.11%).

(f)Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds and income taxes on recovered refunds (Note 2g of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $0.28, 12.13%, and 1.13%, respectively. For Institutional Class Shares, these amounts would have been $0.37,12.41%, and 1.42%, respectively.

(g)Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds and income taxes on recovered refunds (Note 2g of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Loss per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $(0.14), 20.27%, and (0.55)%, respectively. For Institutional Class Shares, these amounts would have been $(0.24), 20.55%, and (0.92)%, respectively.

Amounts listed as “—” are $0 or round to $0.

2021 Annual Report  33

32  2021 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

See accompanying Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Aberdeen Global Equity Impact FundAberdeen Global Equity Impact Fund

		Investment Activities				Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursement/Waivers and Excluding Accruals for Estimated Tax Due on Foreign Tax Refund Recoveries) to Average Net Assets	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (b)(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2021	$13.14	$—	(e)	$5.37	$5.37	$(0.06)	$(0.06)	$18.45	40.95%		$43,059	1.38%	1.38%	1.73%	0.02%		17%
Year Ended October 31, 2020	11.59	0.05		1.77	1.82	(0.27)	(0.27)	13.14	15.93%	(f)	32,180	1.41%	1.41%	1.92%	0.40%		32%
Year Ended October 31, 2019	10.29	0.18	(g)	1.30	1.48	(0.18)	(0.18)	11.59	14.76%	(g)	34,933	1.53%	2.21%	2.47%	1.69%	(g)	125%
Year Ended October 31, 2018	11.95	0.08		(1.41)	(1.33)	(0.33)	(0.33)	10.29	(11.48%)		35,964	1.77%	2.44%	2.44%	0.72%		19%
Year Ended October 31, 2017	9.79	0.43	(h)	1.89	2.32	(0.16)	(0.16)	11.95	24.10%	(h)	49,363	1.58%	3.14%	3.15%	3.98%	(h)	13%
Institutional Class Shares
Year Ended October 31, 2021	13.18	0.04		5.37	5.41	(0.10)	(0.10)	18.49	41.23%		32,312	1.13%	1.13%	1.45%	0.24%		17%
Year Ended October 31, 2020	11.62	0.08		1.79	1.87	(0.31)	(0.31)	13.18	16.30%	(f)	27,839	1.16%	1.16%	1.61%	0.65%		32%
Year Ended October 31, 2019	10.30	0.21	(g)	1.30	1.51	(0.19)	(0.19)	11.62	14.99%	(g)	27,937	1.28%	1.97%	2.20%	1.95%	(g)	125%
Year Ended October 31, 2018	11.96	0.10		(1.40)	(1.30)	(0.36)	(0.36)	10.30	(11.23%)		28,477	1.52%	2.22%	2.23%	0.89%		19%
Year Ended October 31, 2017	9.81	0.45	(h)	1.88	2.33	(0.18)	(0.18)	11.96	24.32%	(h)	44,659	1.33%	2.88%	2.89%	4.22%	(h)	13%

(a)Net investment income/(loss) is based on average shares outstanding during the period.

(b)During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)Includes interest expense that amounts to less than 0.01%.

(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)Less than $0.005 per share.

(f)Included within Total Return is the effect of withholding tax refunds and income taxes on recovered refunds (Note 2g of the Notes to Financial Statements). If such amounts were excluded, the Total Return for Class A Shares would have been 15.82%. For Institutional Class Shares, this amount would have been 16.12%.

(g)Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds and income taxes on recovered refunds (Note 2g of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $0.08, 13.56%, and 0.77%, respectively. For Institutional Class Shares, these amounts would have been $0.11, 13.81%, and 1.03%, respectively.

(h)Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds and income taxes on recovered refunds (Note 2g of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Loss per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $(0.06), 20.03%, and (0.61)%, respectively. For Institutional Class Shares, these amounts would have been $(0.04), 20.24%, and (0.37)%, respectively.

Amounts listed as “-” are $0 or round to $0.

2021 Annual Report  35

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

See accompanying Notes to Financial Statements.

34  2021 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

See accompanying Notes to Financial Statements.

Aberdeen Global High Income FundAberdeen Global High Income Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2021	$8.45	$0.39	$0.40	$0.79	$(0.40)	$—	$(0.40)	$8.84	9.46%		$81,980	1.00%	1.40%	4.41%	98%
Year Ended October 31, 2020	8.71	0.40	(0.28)	0.12	(0.38)	—	(0.38)	8.45	1.55%		87,358	1.00%(d)	1.45%(d)	4.76%	99%
Year Ended October 31, 2019	8.74	0.44	0.19	0.63	(0.58)	(0.08)	(0.66)	8.71	7.65%		116,126	1.00%(d)	1.33%(d)	5.14%	98%
Year Ended October 31, 2018	9.23	0.50	(0.56)	(0.06)	(0.43)	—	(0.43)	8.74	(0.66%	)	131,219	1.00%(d)	1.22%(d)	5.56%	37%
Year Ended October 31, 2017	8.80	0.52	0.38	0.90	(0.43)	(0.04)	(0.47)	9.23	10.50%		185,613	1.00%(d)	1.14%(d)	5.79%	51%
Institutional Class Shares
Year Ended October 31, 2021	7.81	0.38	0.37	0.75	(0.43)	—	(0.43)	8.13	9.73%		55,335	0.75%	1.09%	4.65%	98%
Year Ended October 31, 2020	8.08	0.39	(0.25)	0.14	(0.41)	—	(0.41)	7.81	1.86%		58,237	0.75%(d)	1.10%(d)	5.01%	99%
Year Ended October 31, 2019	8.16	0.43	0.17	0.60	(0.61)	(0.07)	(0.68)	8.08	7.91%		101,888	0.75%(d)	1.05%(d)	5.39%	98%
Year Ended October 31, 2018	8.65	0.49	(0.53)	(0.04)	(0.45)	—	(0.45)	8.16	(0.43%	)	89,839	0.75%(d)	0.95%(d)	5.80%	37%
Year Ended October 31, 2017	8.28	0.51	0.35	0.86	(0.45)	(0.04)	(0.49)	8.65	10.76%		203,575	0.75%(d)	0.87%(d)	6.01%	51%

(a)Net investment income/(loss) is based on average shares outstanding during the period.

(b)During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d)Includes interest expense that amounts to less than 0.01%.

Amounts listed as “-” are $0 or round to $0.

36  2021 Annual Report

Notes to Financial Statements

October 31, 2021

1. Organization

Aberdeen Investment Funds (the “Trust”) was organized as a business trust under the laws of the State of Massachusetts by a Master Trust Agreement adopted on April 30, 1992 and is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. As of October 31, 2021, the Trust offered three diversified, open-ended investment funds: Aberdeen International Sustainable Leaders Fund (the “International Sustainable Leaders Fund”), Aberdeen Global Equity Impact Fund (“Global Equity Impact Fund”) and Aberdeen Global High Income Fund (the “Global High Income Fund”). Each series of the Trust is also referred to herein as a “Fund” or collectively, the “Funds”.

Under the Trust Agreement, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share. The Board of Trustees is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval.

Each of the Funds offers multiple share classes. As of October 31, 2021, all of the Funds offered Class A and Institutional Class shares. The classes of shares are offered to different types of investors and have different expense structures, as outlined in the Funds’ prospectus. Each class of shares has exclusive voting rights with respect to matters that affect that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses that are not attributable to a specific class are allocated daily to each class based on its relative net assets. Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Fund based on average daily net assets.

Each Fund has distinct investment objectives. Following are the objectives for the Funds:

Fund Name	Investment Objective
International Sustainable Leaders Fund	Seeks long-term growth of capital.
Global Equity Impact Fund	Seeks long-term growth of capital.
Global High Income Fund	Seeks to maximize total return, principally through a high level of current income, and secondarily through capital appreciation.

2. Summary of Significant Accounting Policies

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles (“GAAP”) in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and records of the Funds are maintained in U.S. Dollars.

a.Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the

2021 Annual Report  37

Notes to Financial Statements (continued)

October 31, 2021

effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Long-term debt and other fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board of Trustees of the Trust (the “Board”). If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by Aberdeen Standard Investments Inc. (“Aberdeen,” the “Adviser” or “ASII”) (to be known as abrdn Inc. effective January 1, 2022) generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or occasionally higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Funds sweep available cash into the State Street Institutional U.S. Government Money Market Fund, a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, which has an objective to maintain a $1.00 NAV, which is not guaranteed. Registered investment companies are valued at their net asset value as reported by such company. Generally, these investment types are categorized as Level 1 investments.

Derivative instruments are generally valued according to the following procedures. Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Funds’ Pricing Committee (the “Pricing Committee”), taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Board.). A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

•Level 1 - quoted prices in active markets for identical investments;

•Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

•Level 3 - significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

38  2021 Annual Report

Notes to Financial Statements (continued)

October 31, 2021

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.
Forward foreign currency contracts	Forward exchange rate quotations.
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

The following is a summary of the inputs used as of October 31, 2021 in valuing the Funds’ investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

	LEVEL 1 – Quoted Prices ($)	LEVEL 2 – Other Significant Observable Inputs ($)	LEVEL 3–- Significant Unobservable Inputs ($)	Total ($)
International Sustainable Leaders Fund
Investments in Securities
Common Stocks	24,935,857	126,553,738	2	151,489,597
Short-Term Investment	3,812,704	—	—	3,812,704
	28,748,561	126,553,738	2	155,302,301

Investments, at Value	Level 1	Level 2	Level 3	Total
Global Equity Impact Fund
Investments in Securities
Common Stocks	33,291,600	43,966,432	—	77,258,032
Short-Term Investment	685,378	—	—	685,378
	33,976,978	43,966,432	—	77,943,410

Investments, at Value	Level 1	Level 2	Level 3	Total
Global High Income Fund
Investments in Securities
Corporate Bonds	—	132,454,808	—	132,454,808
Short-Term Investment	4,040,847	—	—	4,040,847
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	—	2,626	—	2,626
Liabilities
Forward Foreign Currency Exchange Contracts	—	(83,437)	—	(83,437)
	4,040,847	132,373,997	—	136,414,844

Level 3 investments held at the beginning, during and at the end of the fiscal year end in relation to net assets were not significant (0.00% of total net assets) and accordingly, a reconciliation of Level 3 assets for the fiscal year ended October 31, 2021 is not presented. The valuation technique used at October 31, 2021 was a single unadjusted broker quote. The inputs utilized by the broker to value the investment were not available.

2021 Annual Report  39

Notes to Financial Statements (continued)

October 31, 2021

b.Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

c.Foreign Currency Translation

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments within the Statements of Operations.

Investments in emerging markets can be riskier and more volatile than investments in the United States and other developed markets. Adverse political and economic developments can make it more difficult for the International Sustainable Leaders Fund and Global Equity Impact Fund to sell foreign securities which could reduce the NAV of the Funds. In contrast to more established markets, emerging markets may have governments that are less stable and markets that are less liquid, increasing your investment risk.

d.Derivative Financial Instruments

Certain Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation/(depreciation). Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statements of Operations. During the fiscal year ended October 31, 2021, the Funds used forward contracts to hedge some of the Funds’ foreign currency holdings. Managing active currency risk involves both hedging currency risk and adding currency risk in excess of underlying bond positions. A Fund may also enter into forward contracts to obtain potential appreciation of a foreign currency, which also adds currency risk.

Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of a Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract into which it has entered.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statements of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

40  2021 Annual Report

Notes to Financial Statements (continued)

October 31, 2021

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets. The Funds did not hold futures as of October 31, 2021

Options

Options are instruments that provide a right to buy (call) or sell (put) a particular security or an index of securities at a fixed price within a certain time period. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. An option is out-of-the money if the exercise price of the option is above, in the case of a call option, or below, in the case of a put option, the current price (or interest rate or yield for certain options) of the referenced security or instrument. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The Funds did not hold options as of October 31, 2021.

Swaps

The Global High Income Fund uses credit default swaps to gain, or hedge, exposure to specific companies. A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. A Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.

Traditionally, swaps were customized, privately negotiated agreements executed between two parties (“OTC Swaps”) but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”) and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories (“EMIR”) (“Cleared Swaps”). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty (“CCP”), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, a Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. As of March 2017, a Fund may be required to provide variation and/or initial margin for OTC Swaps pursuant to further rules and regulations related to Dodd Frank and EMIR. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.

Entering into swap agreements involves, to varying degrees, elements of credit, market and interest rate risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Funds’ maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Funds to cover the Funds’ exposure to the counterparty.

Interest Rate Swaps

A Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between a Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from a Fund and changes in the value of swap contracts are recorded as unrealized gains or losses.

Credit Default Swaps

A credit default swap is an agreement whereby one party, the buyer, is obligated to pay the other party, the seller, a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issues (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit

2021 Annual Report  41

Notes to Financial Statements (continued)

October 31, 2021

default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.

Summary of Derivative Instruments

Certain Funds may use derivatives for various purposes as noted above. The following is a summary of the location of fair value amounts of derivatives, not accounted for as hedging instruments, as of October 31, 2021:

Location on the Statement of Assets and Liabilities
Derivative Instrument Risk Type	Asset Derivatives	Liability Derivatives
Interest Rate Risk	Variation margin receivable for futures contracts Variation margin receivable for centrally cleared interest rate swap contracts	Variation margin payable for futures contracts Variation margin payable for centrally cleared interest rate swap contracts
Foreign Exchange Risk	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Credit Risk	Variation margin receivable for centrally cleared credit default swap contracts	Variation margin payable for centrally cleared credit default swap contracts

The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of October 31, 2021:

Global High Income Fund	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign currency exchange contracts (foreign exchange risk)	Unrealized appreciation on forward foreign currency exchange contracts	$2,626	Unrealized depreciation on forward foreign currency exchange contracts	$83,437
Total		$2,626		$83,437

A reconciliation of the gross amounts on the Statements of Assets and Liabilities as of October 31, 2021 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
Description	Assets				Liabilities
Global High Income Fund
Forward foreign currency(2)
Citibank N.A.	$2,569	$—	$—	$2,569	$—	$—	$—	$—
Deutsche Bank AG	—	—	—	—	1,712	—	—	1,712
Goldman Sachs & Co.	—	—	—	—	81,479	—	—	81,479
JPMorgan Chase Bank N.A.	—	—	—	—	87	—	—	87
Royal Bank of Canada	57	—	—	57	—	—	—	—
UBS AG	—	—	—	—	159	—	—	159

1.In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

2.Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.

3.Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

42  2021 Annual Report

Notes to Financial Statements (continued)

October 31, 2021

The effect of derivative instruments on the Statement of Operations for the fiscal year ended October 31, 2021:

Global High Income Fund	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions
Forward foreign currency exchange contracts (foreign exchange risk)		$148,350	$(224,289)
Total		$148,350	$(224,289)

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the fiscal year ended October 31, 2021. The table below summarizes the weighted average values of derivatives holdings by the Funds during the fiscal year ended October 31, 2021.

Fund	Purchase Forward Foreign Currency Contracts (Average Notional Value)	Sale Forward Foreign Currency Contracts (Average Notional Value)
Global High Income Fund	$5,896,186	$30,128,031

The Funds value derivatives at fair value, as described in the Statement of Operations. Accordingly, the Funds do not follow hedge accounting even for derivatives employed as economic hedges.

e.Bank Loans

Global High Income Fund may invest in bank loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participants. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

Global High Income Fund may enter into, or acquire participation in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Global High Income Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause a Fund to lose income or principal on a particular investment, which in turn could affect the return. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet a Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, a Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

2021 Annual Report  43

Notes to Financial Statements (continued)

October 31, 2021

f.Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis using the effective interest method. Expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds of the Trust. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses among classes is based on the total net asset value of each class’s shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and Transfer Agent fees) are charged to that class.

g.Foreign Taxes

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes and are recorded on the Statement of Operations. The Fund files for tax reclaims for the refund of such withholding taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as tax reclaim receivable on the Statement of Assets and Liabilities. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. These withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned. In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

The International Sustainable Leaders Fund and Global Equity Impact Fund (collectively, the “Equity Funds”) have received payments for Article 63 EU Tax Reclaims related to prior years (2005-2015). The Article 63 EU Tax Reclaim payments received by the Equity Funds from certain EU countries as of the date of this report significantly increased the International Sustainable Leaders Fund’s performance on various dates when the payments were received beginning on December 16, 2016 and the Global Equity Impact Fund’s performance on various dates when the payments were received beginning February 1, 2017. Without these payments, each Equity Fund’s performance would have been lower during this period. In the tax years for which the Equity Funds filed Article 63 EU Tax Reclaims, certain shareholders were able to reduce their federal income taxes based upon the amount of taxes that these Funds paid to foreign jurisdictions. The receipt by the Equity Funds of the tax reclaims from these jurisdictions will also result in tax liability to the relevant Fund to offset the tax benefits that shareholders received in the past, the precise amount of the tax is uncertain and subject to settlement negotiations with the U.S. Internal Revenue Service (“U.S. IRS”). Based on information available as of the date of this report, each Equity Fund has accrued an amount of the estimated tax liability payable to the U.S. IRS on behalf of its shareholders which is booked as an expense on the Statement of Operations. The stated net asset value and performance contained in this report reflect these accrued amounts. The Funds expect that the U.S. IRS, ultimately will determine the actual tax payable. If the actual tax payable is greater than the amount currently accrued, and subject to the level of assets under management at the time of any subsequent adjustments, the relevant Equity Fund’s expenses, net asset value and performance may be materially adversely affected. The precise amount of the tax remains uncertain as the matter remains unsettled with the U.S. IRS.

The Equity Funds have Article 63 EU Tax Reclaims outstanding related to prior years (2005-2015). Consistent with U.S. GAAP accrual requirements for uncertain tax positions (see footnote 2.i.), the Equity Funds recognize the Article 63 EU Tax Reclaims when uncertainty relating to these claims, including but not limited to resolution of administrative and judicial proceedings, likelihood of receipt and the timing of receipt of cash payments, have been resolved. The Equity Funds have not recorded a receivable amount for any outstanding Article 63 EU Tax Reclaims because there is limited historical precedent for U.S. funds collecting reclaims of this magnitude and the total amount of the reclaims that these funds may receive in the future is uncertain. Any additional amounts to which the Equity Funds may be entitled, if and when recorded, likely would result in an increase in the net asset value per share of each fund at that time. In addition, Article 63 EU Tax Reclaims amounts received will be subject to tax. The U.S. IRS has not yet determined the amount of taxes that the Equity Funds must pay on these amounts. For tax accounting purposes, interest payments received on these payments (if any) are treated as income and will be distributed in due course. As of October 31, 2021, the total amount of outstanding reclaims filed by the Equity Funds in the countries that may be affected by the European courts’ decisions (primarily, Spain, Germany, and France) represents approximately 5.58% and 6.90%, respectively, of net assets of International Sustainable Leaders Fund and Global Equity Impact Fund before the impact of interest or any tax or additional costs incurred in the pursuit of such reclaims. These amounts net of estimated taxes (but excluding the impact of interest or tax on such interest) represent 3.21% and 3.97%, respectively, of net assets of International Sustainable Leaders Fund and Global Equity Impact Fund. As of October 31, 2021, the estimated potential interest on these outstanding reclaims approximates 1.65% and 0.95% of net assets on a gross and net of tax basis, respectively, for International Sustainable Leaders Fund Equity Fund and 2.42% and 1.39% of net assets on a gross and net of tax basis, respectively, for Global Equity Impact Fund. These percentages will change depending on the fluctuations of the net assets of the Funds. Receipt by a Fund of these amounts will make the Fund’s performance seem higher than it would be as a result of the performance of its portfolio investments.

44  2021 Annual Report

Notes to Financial Statements (continued)

October 31, 2021

There were no payments received on tax reclaims for the fiscal year ended October 31, 2021. The payments received on tax reclaims from prior periods were as follows:

	Amount	Percent of Total Net Assets	Received Date Range
International Sustainable Leaders Fund
Withholding Tax Refunds Received from Country:
Finland	$1,355,000	0.35%*	5/21/2015
Poland	16,452,314	7.74%**	12/16/16-2/24/2017
Poland	5,504,000	3.68%****	12/12/2018-9/4/2019
Global Equity Impact Fund
Withholding Tax Refunds Received from Country:
Finland	$500,000	0.25%*	5/21/2015
Poland	4,400,193	4.68%**	2/1/2017-2/24/2017
Poland	380,000	0.59%***	8/22/2018
Poland	1,011,000	1.62%****	2/12/2019-9/4/2019

*As of October 31, 2015

**As of October 31, 2017

***As of October 31, 2018

****As of October 31, 2019

h.Distributions

Distributions from net investment income, if any, are declared and paid monthly for the Global High Income Fund. Distributions from net investment income, if any, are declared and paid annually for the International Sustainable Leaders Fund and Global Equity Impact Fund. The Funds will also declare and pay distributions annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date. Additional distributions of net investment income and capital gains may be made at the discretion of the Board to avoid the application of the excise tax imposed under Section 4982 of the Internal Revenue Code of 1986, as amended (the “Code”), for certain undistributed amounts.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

i.Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2021 are subject to such review.

2021 Annual Report  45

Notes to Financial Statements (continued)

October 31, 2021

3. Agreements and Transactions with Affiliates

a.Investment Adviser

Under the Investment Advisory Agreements with the Funds, effective May 22, 2013 and amended February 29, 2019, the Adviser manages the Funds in accordance with the policies and procedures established by the Board.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
International Sustainable Leaders Fund	Of the first $500 million	0.800%
	On the next $1.5 billion	0.780%
	Over $2 billion	0.750%
Global Equity Impact Fund	Of the first $500 million	0.800%
	On the next $1.5 billion	0.780%
	Over $2 billion	0.750%
Global High Income Fund	Of the first $5 billion	0.650%
	On the next $2.5 billion	0.630%
	On the next $2.5 billion	0.600%
	Over $10 billion	0.590%

The Adviser has engaged the services of an affiliate, Aberdeen Asset Managers Limited, as subadviser on behalf of the Equity Funds (the “Subadviser”), pursuant to the subadvisory agreements. The Subadviser is responsible for the day-to-day management of the Equity Funds’ investments. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadviser.

The Trust and the Adviser have entered into written contracts (“Expense Limitation Agreements”) limiting operating expenses for all classes of each Fund from exceeding the amounts listed in the table below. For each Fund noted below, this contractual limitation may not be terminated without the approval of the Board until the earlier of (a) the termination of the Investment Advisory Agreement or (b) February 28, 2022 for each Fund. This limit excludes certain expenses, including taxes, interest, brokerage commissions, and other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of each Fund’s business.

Fund	Class A Limit	Institutional Class Limit
International Sustainable Leaders Fund	1.35%	1.10%
Global Equity Impact Fund	1.35%	1.10%
Global High Income Fund	1.00%	0.75%

The Adviser has agreed to continue to waive a portion of its management fee for each of the Funds at the annual rate of 0.005% of the respective Funds’ average daily assets. The waiver may be terminated at any time by the Board.

The Adviser may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreements at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Funds was made.

However, no reimbursement will be made for fees waived unless:

(i)the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(ii)the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreements in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by the Adviser is not permitted.

46  2021 Annual Report

Notes to Financial Statements (continued)

October 31, 2021

As of October 31, 2021, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by the Adviser would be:

Fund	Amount Fiscal Year 2019 (Expires 10/31/22)	Amount Fiscal Year 2020 (Expires 10/31/23)	Amount Fiscal Year 2021 (Expires 10/31/24)	Total*
International Sustainable Leaders Fund	$92,601	$391,729	$324,735	$809,065
Global Equity Impact Fund	153,956	288,816	240,122	682,894
Global High Income Fund	688,255	698,958	562,810	1,950,023

*Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

Amounts listed as “—” are $0 or round to $0.

4. Distributor and Shareholder Services

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Funds’ shares.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Distributor, for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor and are either kept or paid to shareholders’ financial advisors or other intermediaries for distribution and shareholder services. Although actual distribution expenses may be more or less, under the Plan, the Funds pay the Distributor an annual fee of 0.25% based on the total net assets for Class A shares.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Board members and a majority of those Board members who are not “interested persons” of the Funds and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2021, were as follows:

Fund	Purchases	Sales
International Sustainable Leaders Fund	$166,722,950	$185,385,072
Global Equity Impact Fund	12,686,521	20,694,967
Global High Income Fund	142,870,243	159,750,911

6. Portfolio Investment Risks

a.Asset-Backed Securities Risk

Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment.

b.Bank Loan Risk

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. Bank loans have significantly longer settlement periods (e.g., longer than seven days) than more traditional investments resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet a Fund’s redemption obligations.  In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities. These risks could cause a Fund to lose income or principal on a particular investment, which in turn could affect a Fund’s returns.

2021 Annual Report  47

Notes to Financial Statements (continued)

October 31, 2021

c.Country/Regional Focus Risk

Significant exposure to a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

d.Credit Default Swap Risk

Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the Global High Income Fund. Credit default swap contracts may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap contracts. Swaps may be difficult to unwind or terminate. The swap market could be disrupted or limited as a result of recent legislation, and these changes could adversely affect the Fund. Additionally, to the extent the Fund sells credit default swap contracts, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap in the event of a default of the referenced debt obligation.

e.Cybersecurity Risk

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause each Fund, the Adviser and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

f.Derivatives Risk (Including Options, Futures and Swaps)

Derivatives are speculative and may hurt a Fund’s performance. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in markets, which decisions could prove to be inaccurate.

Hedged Exposure Risk – Losses generated by a derivative or practice used by a Fund for hedging purposes should be substantially offset by gains on the hedged investment depending on the degree of correlation between the hedging instrument and the assets hedged. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk – A Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk – Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

Speculative Exposure Risk – To the extent that a derivative or practice is not used as a hedge, a Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

g.Emerging Markets Risk

The Funds are subject to Emerging Markets Risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

h.Equity Securities Risk

The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

i.Fixed Income Securities Risk

Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.

j.Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

48  2021 Annual Report

Notes to Financial Statements (continued)

October 31, 2021

k.Foreign Securities Risk

Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent a Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

l.High-Yield Bonds and Other Lower-Rated Securities Risk

A Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

m.Illiquid Securities Risk

Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of the Fund’s portfolio holdings. These procedures and tests take into account the Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.

n.Impact Investing Risk

In implementing the Global Equity Impact Fund’s ESG (Environmental, Social and Governance) investment strategy, the Adviser may select or exclude securities of issuers in certain industries, sectors, regions or countries for reasons other than the issuer’s investment performance. For this reason, the Fund may underperform other funds that do not implement an ESG strategy. ESG investing is qualitative and subjective by nature. In addition, the Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions. The definition of “impact investing” will vary according to an investor’s beliefs and values. There is no guarantee that the Adviser’s definition of impact investing, security selection criteria or investment judgment will reflect the beliefs or values of any particular investor.

o.Interest Rate Risk

A Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

p.Issuer Risk

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

q.Large-Cap Securities Risk

Stocks issued by large cap companies subject a Fund to the risk that those stocks may underperform stocks issued by companies with smaller capitalizations or the market as a whole.

r.LIBOR Risk

A Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct

2021 Annual Report  49

Notes to Financial Statements (continued)

October 31, 2021

Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. It is anticipated that LIBOR ultimately will be discontinued or the regulator will announce that it is no longer sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offered Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

s.Management Risk

Each Fund is subject to the risk that the Adviser or Sub-adviser may make poor security selections. The Adviser or Sub-adviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Funds, and there can be no guarantee that these decisions will achieve the desired results for the Funds. In addition, the Adviser or Sub-adviser may select securities that underperform the relevant market of other funds with similar investment objectives and strategies.

t.Market Risk

Markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. Such events can negatively impact the securities markets and cause the Fund to lose value.

One such event is the COVID-19 pandemic, which has caused major disruptions to economies and markets around the world, including the markets in which the Fund invests, and which has and may continue to negatively impact the value of certain of the Fund’s investments . Although vaccines for COVID-19 and variants thereof are becoming more widely available, the COVID-19 pandemic and impacts thereof may continue for an extended period of time and may vary from market to market. To the extent the impacts of COVID-19 continue, the Fund may experience negative impacts to its business that could exacerbate other risks to which the Fund is subject. Policy and legislative changes in countries around the world are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes.

In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

For example, whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to the UK’s departure from the EU (“Brexit”) could negatively affect the value and liquidity of a Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and as the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition.

The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

u.Mid-Cap Securities Risk

Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

50  2021 Annual Report

Notes to Financial Statements (continued)

October 31, 2021

v.Municipal Securities Risk

Certain Funds may invest in municipal bonds which may be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal Bonds have varying levels of sensitivity to changes in interest rates. In general, the price of a Municipal Bond can fall when interest rates rise and can rise when interest rates fall. Interest rate risk is generally lower for shorter-term Municipal Bonds and higher for long term Municipal Bonds. Under certain market conditions, the Adviser may purchase Municipal Bonds that the Adviser perceives are undervalued. Undervalued Municipal Bonds are subject to the same market volatility and principal and interest rate risks described above. Lower quality Municipal Bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower quality Municipal Bonds often fluctuates in response to political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. In the case of tax-exempt Municipal Bonds, if the Internal Revenue Service or state tax authorities determine that an issuer of a tax-exempt Municipal Bond has not complied with applicable tax requirements, interest from the security could become taxable at the federal, state and/or local level, and the security could decline significantly in value. Municipal Bonds are subject to credit or default risk. Credit risk is the risk that the issuer of a municipal security might not make interest and principal payments on the security as they become due.

w.Private Placements and Other Restricted Securities Risk

Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing a Fund’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and a Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.

x.Sector Risk

To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than Funds that invest more broadly. Specifically, to the extent that the Global Equity Impact Fund invests in industrials, the Fund will be more vulnerable to the risks of these industries.

Industrials Sector Risk. To the extent that the industrial sector represents a significant portion of a Fund’s holdings, the Fund will be sensitive to changes in, and its performance may be adversely impacted by issues impacting this sector. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

y.Small-Cap Securities Risk

Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

z.Sovereign Debt Risk

Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities held by a Fund and impact an issuer’s ability and willingness to pay interest or repay principal when due. A Fund may have limited recourse to compel payment in the event of a default. A foreign government’s default on its debt securities may cause the value of securities held by a Fund to decline significantly.

Sovereign debt risk is increased for emerging market issuers. The Global High Income Fund may also invest in obligations issued or guaranteed by supranational entities, such as the World Bank. Supranational entities have no taxing authority and are dependent on their members for payments of interest and principal. If one or more members of a supranational entity fails to make necessary contributions, the entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.

aa.Valuation Risk

The price that a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a

2021 Annual Report  51

Notes to Financial Statements (continued)

October 31, 2021

price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and such Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

ab.Variable and Floating Rate Securities Risk

For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances.

Please read the prospectus for more detailed information regarding these and other risks.

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, the Funds expects the risk of loss from such claims to be remote.

8. Tax Information

As of October 31, 2021, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
International Sustainable Leaders Fund	$137,700,515	$30,253,308	$(12,651,522)	$17,601,786
Global Equity Impact Fund	51,210,365	29,112,794	(2,379,749)	26,733,045
Global High Income Fund	134,127,848	4,174,102	(1,967,917)	2,206,185

The tax character of distributions paid during the fiscal year ended October 31, 2021 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
International Sustainable Leaders Fund	$931,262	$—	$931,262	$—	$—	$931,262
Global Equity Impact Fund	354,407	—	354,407	—	—	354,407
Global High Income Fund	7,232,532	—	7,232,532	—	—	7,232,532

The tax character of distributions paid during the fiscal year ended October 31, 2020 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
International Sustainable Leaders Fund	$6,406,308	$—	$6,406,308	$—	$—	$6,406,308
Global Equity Impact Fund	1,529,178	—	1,529,178	—	—	1,529,178
Global High Income Fund	8,178,263	—	8,178,263	—	—	8,178,263

Amounts listed as “–” are $0 or round to $0.

As of October 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

52  2021 Annual Report

Notes to Financial Statements (continued)

October 31, 2021

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
International Sustainable Leaders Fund	$—	$—	$—	$—	$—	$—	$—	$17,488,202	$(393,595,289)	$(376,107,087)
Global Equity Impact Fund	—	—	—	—	—	—	—	26,808,989	(17,733,824)	9,075,165
Global High Income Fund	—	721,019	—	—	—	—	3	1,825,407	(234,763,165)	(232,216,736)

*The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

**As of October 31, 2021, for Federal income tax purposes, these Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, with no expiration.

As of October 31, 2021, for federal tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains on each respective fund throughout the years indicated.

Fund	Amount	Expires
International Sustainable Leaders Fund	$5,911,960	Unlimited (Short-Term)
International Sustainable Leaders Fund	387,683,329	Unlimited (Long-Term)
Global Equity Impact Fund	17,733,824	Unlimited (Long-Term)
Global High Income Fund	52,364,044	Unlimited (Short-Term)
Global High Income Fund	182,399,121	Unlimited (Long-Term)

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to net operating losses and distributions in excess of current earnings. These reclassifications have no effect on net assets or NAVs per share.

Fund	Paid-in Capital	Distributable Earnings/(Accumulated Loss)
International Sustainable Leaders Fund	$(1,013,678)	$1,013,678
Global Equity Impact Fund	(155,168)	155,168

9. Significant Shareholders

As of October 31, 2021, the Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
International Sustainable Leaders Fund	67.6%	3
Global Equity Impact Fund	28.6	3
Global High Income Fund	72.8	4

10. Line of Credit

On April 12, 2021, the Trust, on behalf of each of the Funds (the “Borrowers”) entered into an amendment to the Credit Agreement (as amended, the “Agreement”) with State Street Bank and Trust Company (the “Bank”) which provides for a $40,000,000 committed line of credit available to the Borrowers. The below table summarizes the usage of the Principal on each outstanding loan made under the Agreement bears the interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on such day or (b) the Overnight Bank Funding Rate on such date, plus, in each case, 10 basis points, plus one and one quarter of one percent (1.25%). In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of each of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable.

2021 Annual Report  53

Notes to Financial Statements (concluded)

October 31, 2021

The below table is a summary of the line of credit usage under the Credit Facilities for the period ended October 31, 2021.

	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
International Sustainable Leaders Fund	$100,000	1.39%	3
Global Equity Impact Fund	$1,612,502	1.42%	5

11. Recent Rulemaking

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. Management is assessing the impact of Rule 18f-4 on the Funds.

In December 2020, the Securities and Exchange Commission (“SEC”) adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act, the threshold for determining whether a fund must fair value a security. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating this guidance.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2021, except as noted below.

On June 21, 2021, at a meeting of the Board of Trustees (the “Board”) of Aberdeen Investment Funds (the “AIF Trust”), the Board considered and unanimously approved an agreement and plan of reorganization with respect to each Fund within the AIF Trust (“AIF Predecessor Fund”) whereby each AIF Predecessor Fund would participate in a reorganization that would allow it to continue to operate as a corresponding new series of Aberdeen Funds, a Delaware statutory trust (the “Acquiring Funds”). Aberdeen Standard Investments Inc. would serve as the investment adviser and Aberdeen Asset Managers Limited would serve as the subadviser to the Global Equity Impact Fund and International Sustainable Leaders Fund, but not Global High Income Fund. Following approval by shareholders, each Predecessor Fund transferred all of its assets and liabilities as of the close of business December 3, 2021. The Acquiring Funds and corresponding Predecessor Funds are shown in the chart below.

Fund	Corresponding AIF Predecessor Fund
Aberdeen Global Equity Impact Fund	Aberdeen Global Equity Impact Fund, a series of Aberdeen Investment Funds
Aberdeen Global High Income Fund	Aberdeen Global High Income Fund, a series of Aberdeen Investment Funds
Aberdeen International Sustainable Leaders Fund	Aberdeen International Sustainable Leaders Fund, a series of Aberdeen Investment Funds

54  2021 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Aberdeen Investment Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Aberdeen Investment Funds comprised of Aberdeen International Sustainable Leaders Fund, Aberdeen Global Equity Impact Fund, and Aberdeen Global High Income Fund (each, a Fund and collectively, the Funds), including the statements of investments, as of October 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian, brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania
December 28, 2021

2021 Annual Report  55

Other Tax Information (Unaudited)

For the year ended October 31, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2021 Form 1099-DIV.

The Funds intend to elect to pass through to their shareholders the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2021. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of October 31, 2021) were as follows:

Fund	Foreign Tax
International Sustainable Leaders Fund	$0.0571
Global Equity Impact Fund	$0.0201

For the year ended October 31, 2021, the following Funds paid qualified dividend income as follows:

Fund	Qualified Dividend Income
International Sustainable Leaders Fund	4.76%
Global Equity Impact Fund	100.00%

For the taxable year ended October 31, 2021, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporate shareholders:

Fund	Dividend Received Deduction
Global Equity Impact Fund	73.85%

56  2021 Annual Report

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Investment Funds you incur ongoing costs, including investment advisory fees, shareholder service fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2021 and continued to hold your shares at the end of the reporting period, October 31, 2021.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Beginning Account Value, May 1, 2021			Actual Ending Account Value, October 31, 2021	Hypothetical Ending Account Value	Actual Expenses Paid During Period(1)	Hypothetical Expenses Paid During Period(1)(2)	Annualized Expense Ratio
International Sustainable Leaders Fund	Class A	$1,000.00	$1,199.50	$1,018.15	$7.41	$7.12	1.40%
	Institutional Class	$1,000.00	$1,100.70	$1,019.41	$6.09	$5.85	1.15%
	Global Equity Impact Fund
	Class A	$1,000.00	$1,104.80	$1,018.25	$7.32	$7.02	1.38%
	Institutional Class	$1,000.00	$1,105.90	$1,019.41	$6.10	$5.85	1.15%
	Global High Income Fund
	Class A	$1,000.00	$1,011.10	$1,020.16	$5.07	$5.09	1.00%
	Institutional Class	$1,000.00	$1,012.50	$1,021.43	$3.80	$3.82	0.75%

1Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

2Represents the hypothetical 5% return before expenses.

2021 Annual Report  57

Liquidity Risk Management Program (Unaudited)

The Funds have adopted and implemented a liquidity risk management program (the “Liquidity Program”) consistent with the requirements of Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). “Liquidity Risk” is defined as the risk that a fund could not meet redemption requests “without significant dilution of remaining investors’ interests in the fund.” Aberdeen Standard Investments Inc., the investment adviser and administrator to the Funds, has been approved and designated by the Board of Trustees (the “Board”) as the administrator of the Liquidity Program (the “Administrator”) and has retained a third party to perform certain functions, including liquidity analytics and providing market data. The Administrator has formed a Liquidity Risk Management Committee (the “Committee”) to help implement and carry out the day-to-day operations of the Liquidity Program.

As required by the Liquidity Rule, at a meeting on April 22, 2021, the Board received a written annual report on the operation and effectiveness of the Liquidity Program for the period from February 1, 2020 to January 31, 2021 (the “Reporting Period”). The annual report provided, among other items, an overview of the Liquidity Program including:

•information regarding the Committee and the monthly discussions by the Committee of various items including, but not limited to, the following:

oReview and analysis of appropriate liquidity categories for portfolio investments

oReview of highly liquid investment minimum (“HLIM”) and reasonably anticipated trading sizes (“RATS”)

oReview of current and upcoming market events, such as market closures, that may impact liquidity

oReview of large shareholder concentrations that may impact liquidity in the event of redemption

•the monitoring and classification of portfolio holdings in four liquidity categories (including the operation of the HLIM and any breaches); and

•enhancements to the Liquidity Program during the Reporting Period, which included:

oevaluation and change in the HLIM of the Global High Income Fund due to the nature of the portfolios strategy

The annual report concluded that the Liquidity Program was reasonably designed to assess and manage the Funds’ Liquidity Risk pursuant to the Liquidity Rule.

There can be no assurance that the Liquidity Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s Prospectus and Statement of Additional Information for more information regarding the risks of investing in a Fund, including a Fund’s exposure to liquidity risk and other risks to which the Funds may be subject.

58  2021 Annual Report

Supplemental Information (Unaudited)

Board Consideration of Advisory and Sub-Advisory Agreements – Aberdeen Investment Funds

At a meeting of the Board of Trustees of the Aberdeen Investment Funds (the “Trust”) held on June 21, 2021, the Board, including a majority of the Board Members who are not “interested persons” of the Trust (the “Independent Trustees”) as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), voted to renew for a one-year period the advisory agreement (the “Advisory Agreement”) between Aberdeen Standard Investments Inc. (the “Adviser”) and the Trust, on behalf of each of Aberdeen International Sustainable Leaders Fund (formerly, Aberdeen Select International Equity Fund), Aberdeen Global Equity Impact Fund and Aberdeen Global High Income Fund (collectively, the “Funds”). The Board, including a majority of the Independent Trustees, also voted to renew for a one-year period the sub-advisory agreement between the Adviser and Aberdeen Asset Managers Limited (the “Sub-Adviser”) with respect to International Sustainable Leaders Fund and Global Equity Impact Fund (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Advisory Agreements”). The Sub-Adviser is an affiliate of the Adviser. The Adviser and the Sub-Adviser are sometimes referred to collectively as the “Advisers.”

In addition to the meeting on June 21, 2021, the Investment Management and Service Contracts Committee (the “Committee”) met on April 22, 2021 and May 27, 2021 to discuss, among other things: the peer groups proposed by an independent third party to be used for comparison of the Funds’ fees and performance; the Funds’ performance and expenses, including in-person interviews with the Advisers’ management personnel; information provided by the Advisers in response to an information request made on behalf of the Independent Trustees by their independent legal counsel; supplemental information requested from the Advisers that the Independent Trustees believed to be reasonably necessary for their review of the Advisory Agreements; the legal standards applicable to the Board’s review. The Committee reviewed these issues in the context of the recommendation of the Adviser to reorganize or liquidate the Funds.

In connection with the contract review meetings, the Independent Trustees reviewed a variety of information provided by the Advisers relating to the Funds, the Advisory Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Advisory Agreements. The materials provided generally included, among other items:

•information on the investment performance of each Fund and comparative performance of peer groups of funds and each Fund’s performance benchmark;

•information on each Fund’s advisory fees and other expenses, including information comparing each Fund’s advisory fees and other expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints;”

•sales and redemption data with respect to each Fund;

•information about the profitability of the Advisory Agreements to the Advisers;

•reports prepared by the Advisers in response to requests submitted by the Independent Trustees’ independent legal counsel on behalf of the Independent Trustees; and

•a memorandum from the Independent Trustees’ independent legal counsel regarding the responsibilities of the Board in considering the continuation of investment advisory and investment sub-advisory arrangements under the 1940 Act and relevant state law.

The Board, including the Independent Trustees, also considered other matters such as:

•the Advisers’ financial results and financial condition;

•each Fund’s investment objective and strategies;

•the Advisers’ investment personnel and operations;

•arrangements relating to the distribution of the Funds’ shares and the related costs;

•the procedures employed to determine the value of the Funds’ assets;

•the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services;

•the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies;

•the Adviser’s statement that on or about August 31, 2021, it will no longer offer the investment strategy pursued by the Fund, and the Board’s approval on May 4, 2021 of an Agreement and Plan of Reorganization to reorganize the Total Return Bond Fund into the Aberdeen Global Absolute Return Strategies Fund, a series of Aberdeen Funds; and

•possible conflicts of interest.

2021 Annual Report  59

Supplemental Information (Unaudited) (continued)

Fund Reorganizations. The Board considered that the Adviser had informed it that on or about August 31, 2021, it would no longer offer the investment strategy pursued by the Fund. At a meeting held on May 4, 2021, the Board, after considering various alternatives, approved an Agreement and Plan of Reorganization, and, in the alternative, a Plan of Liquidation, both subject to shareholder approval. The Plan of Reorganization provided for the reorganization of the Fund into the Aberdeen Global Absolute Return Strategies Fund, a series of Aberdeen Funds. As an alternative to the reorganization, shareholders were asked to approve the Liquidation. At a special meeting of the Fund’s shareholders on September 30, 2021, shareholders of record as of the close of business on July 13, 2021 approved the Plan of Reorganization of the Fund into the Aberdeen Global Absolute Return Strategies Fund.

On June 21, 2021, the Board of Trustees of the Trust also considered the Adviser’s proposal to reorganize the International Sustainable Leaders Fund, the Global Equity Impact Fund and the Global High Income Fund (the “Target Funds”) into newly created series portfolios of Aberdeen Funds each of the same name (the “Acquiring Funds”), in light of the discontinuation of the Total Return Bond Fund, another series of the Trust. The Board considered a number of factors, including (i) the Adviser’s belief that the Reorganizations would allow shareholders of the Target Funds to benefit from economies of scale able to be realized by being shareholders of the Acquiring Funds, which are within a larger trust with common service providers and certain shared trust-wide expenses, (ii) the anticipated tax-free nature of each Reorganization for federal income tax purposes, (iii) the fact that shareholders of the Target Fund can redeem their shares daily; and (iv) the feasibility of other alternatives, including continued operation of the Target Funds. After considering all relevant factors, the Board approved an Agreement and Plan of Reorganization with respect to each of the Target Funds on June 21, 2021. At a special meeting of the shareholders of each of the Target Funds held on November 29, 2021, shareholders of record as of the close of business on August 2, approved the Plan of Reorganization with respect to each Target Fund.

The Board considered the approval of the continuation of each Advisory Agreement in the context of the proposed reorganizations, to ensure that an Advisory Agreement was in effective until the date of the reorganization of each Fund.

The Board also considered the nature, extent and quality of the services provided to the Funds by the Advisers’ affiliates. Throughout the process, the Independent Trustees were afforded the opportunity to ask questions of and request additional materials from the Advisers.

In addition to the materials requested by the Independent Trustees in connection with their annual consideration of the continuation of the Advisory Agreements, the Board receives materials in advance of each regular quarterly meeting of the Board that provides information relating to the services provided by the Advisers, including detailed information about the Funds’ investment performance. This information generally includes, among other things, third-party performance rankings for various periods (including prior to the Advisers’ management of the Funds) comparing each Fund against its peer group, total return information for various periods, and details of sales and redemptions of each Fund’s shares for the period. The Board also receives periodic presentations from the portfolio management teams in connection with the performance of the Funds.

The Independent Trustees were advised by independent legal counsel throughout the process. The Independent Trustees consulted in executive sessions with such independent counsel regarding consideration of the renewal of the Advisory Agreements. In considering whether to approve the continuation of the Advisory Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Board Members may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Trustees, in connection with their approval of the continuation of the Advisory Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Advisory Agreements. The Board considered the nature, extent and quality of the services provided by the Advisers, as applicable, to the Funds and the resources dedicated to each Fund by the Advisers and their affiliates. The Board considered, among other things:

•the Advisers’ investment experience;

•the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for each Fund;

•the allocation of responsibilities among the Advisers;

•the Advisers’ roles in coordinating the activities of the Funds’ other service providers;

•information provided on a regular basis by the Trust’s Chief Compliance Officer regarding the effectiveness of the Advisers’ compliance policies and procedures;

•the Advisers’ risk management processes;

•the Advisers’ focus on monitoring the performance of the Funds and addressing performance matters;

60  2021 Annual Report

Supplemental Information (Unaudited) (continued)

•the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services;

•its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year; and

•the Advisers’ response to market disruptions resulting from the coronavirus pandemic, including the implementation of the Advisers’ business continuity and disaster recovery plans and the pandemic’s effect on portfolio management.

After reviewing these and related factors, the Board determined that the nature, extent and quality of the services provided to the Funds by the Advisers were extensive in nature and of high quality and supported the renewal of the Advisory Agreements.

Investment performance. The Board requested and received information about the performance of each Fund over various time periods, including information that compared the performance of each Fund to the performance of a relevant peer group of funds and its performance benchmark. When applicable, the Board considered the performance of each Fund compared to the performance of comparable funds or accounts managed by the Adviser and its affiliates. In addition, the Board reviewed data prepared by an independent third party, which analyzed the performance of each Fund using a variety of performance metrics.

The Board considered the Advisers’ performance and reputation generally, the performance of the Aberdeen fund family generally, and the Advisers’ responsiveness to the Board’s concerns about performance and their willingness to take steps intended to improve performance from the time they commenced management of the Funds in 2013. The Board reviewed the proposals by the Adviser to reorganize or liquidate the Funds and the reasons for this proposal.

In addition to the foregoing, the Board considered the specific factors set forth below with respect to the performance of each Fund for the periods ended March 31, 2021. In each case, the Board noted that the Advisers assumed management of each Fund on May 22, 2013, and that the Funds’ performance for periods prior to that time reflects the performance of the Funds’ previous investment adviser.

Aberdeen International Sustainable Leaders Fund. The Board noted that the International Sustainable Leaders Fund had performance in the fifth quintile when compared to its performance group over the year-to-date and 10 year periods; the fourth quintile when compared to its performance group over the 3- and 5 year-periods; and the second quintile for the 1-year period. The Board took note that effective December 1, 2020, the Fund changed its principal investment strategy to invest primarily in equity securities of foreign companies that the Adviser deems to have sound and improving prospects and which demonstrate that they are current or emerging sustainable leaders through their management of environmental, social and governance (“ESG”) risks and opportunities in accordance with the Adviser’s criteria, and that the performance reflected in the benchmark comparisons to its peers was attributed to its prior investment strategies. The Board considered the effect of the change in investment strategy on the Fund’s performance since December 1, 2020 and its expected performance going forward.

Aberdeen Global Equity Impact Fund. The Board noted that the Global Equity Impact Fund had performance in the fifth quintile year-to-date. It was in the second quintile for the 1-year period, and the fourth quintile for the 3-year period and 5- year period when compared to its performance group over all of the periods reviewed. However, the Board considered the fact that on February 28, 2019, the Fund changed its investment strategy to a global equity impact strategy, and that it no longer operates as an international equity fund. The Board noted that at the time the Fund changed its investment strategy, it also changed its name to Aberdeen Global Equity Impact Fund, which the Advisers believed better reflects the Fund’s new investment strategy. The Board took note that the Fund’s performance as reflected in the benchmark comparisons to its peers was attributable to its prior investment strategy. The Board considered the effect of the change in investment strategy on the Fund’s performance since February 28, 2019 and how that change affected performance after that date.

Aberdeen Global High Income Fund. The Board noted that the Global High Income Fund had performance in the fourth quintile when compared to its performance group over the year-to-date and 5-year periods; third quintile for the 1-, and 3- year periods, and fifth quintile for the 10-year period. The Board discussed with the Adviser any steps that had been or could be taken to enhance performance in the future.

Fees paid for advisory services and expenses. The Board considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and by an independent third party) of each Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”) and information about the advisory fees charged by the Adviser to separately managed accounts with similar investment strategies.

The Board noted that the total expense ratios of the International Sustainable Leaders Fund and the Global Equity Impact Fund reflected estimated taxes with respect to the receipt of foreign tax refund recoveries, without which the total expense ratios would have been lower.

In comparing each Fund’s net management fee to that of comparable funds, each measured as of October 31, 2020, the Board noted that the management fee included advisory fees, but not administration fees. In considering the fees charged to any comparable accounts, the Board considered, among other things, management’s discussion of the different services required to manage the different types of accounts. In

2021 Annual Report  61

Supplemental Information (Unaudited) (continued)

evaluating each Fund’s advisory fee, the Board also took into account the demands, complexity and quality of the investment management of the Funds.

The Board also noted that the Adviser pays the sub-advisory fees for International Sustainable Leaders Fund and Global Equity Impact Fund out of its advisory fee. The Board also considered that the Adviser had entered into expense limitation agreements with respect to the Funds, pursuant to which the Adviser agreed to waive a portion of its advisory fee and/or reimburse certain expenses to limit each such Fund’s total annual operating expenses for a period of time. Additionally, the Board considered that effective as of May 21, 2013, the Adviser agreed to waive a portion of its management fees for each of the Funds at the annual rate of 0.005% of the respective Fund’s average daily net assets.

The Board also considered other benefits directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds, such as the engagement of affiliates of the Adviser to provide distribution services to the Funds.

In addition to the factors described above, the Board considered the specific factors set forth below with respect to each Fund’s fees and expenses. The Board considered the advisory fees, both contractual and after waivers and reimbursements, and also considered total expenses, both including Rule 12b-1 fees and excluding such fees.

Aberdeen International Sustainable Leaders Fund. The Board noted that the Fund’s contractual management fees are [higher] than the peer group median, ranked 6 of 9 funds, and that the Fund’s actual management fees are [below] above the peer group median, ranked 4 of 9 funds. The Board also considered that the Fund’s total expenses for the Institutional Class, both including Rule 12b-1 fees and excluding such fees, ranked 9 of 9 funds in the peer group. The Board noted that the Fund pays certain fees to financial intermediaries for administrative services that were previously paid by the Adviser. However, the Board noted that the Adviser has agreed generally to cap the Fund’s total expenses at 1.10% for Institutional Class Shares and 1.35% for Class A Shares (subject to certain exclusions) through at least February 28, 2022.

Aberdeen Global Equity Impact Fund. The Board noted that the Fund’s contractual management fees are above the peer group median, ranked 9 of 12 funds, and that the Fund’s actual management fees are below the peer group median, ranked 2 of 12 funds. The Board also considered that the Fund’s total expenses of the Institutional Class, both including Rule 12b-1 fees and excluding such fees, ranked 11 of 12 funds in the peer group. The Board noted that the Fund pays certain fees to financial intermediaries for administrative services that were previously paid by the Adviser. However, the Board noted that the Adviser has agreed generally to cap the Fund’s total expenses at 1.10% for Institutional Class Shares and 1.35% for Class A Shares (subject to certain exclusions) through at least February 28, 2022.

Aberdeen Global High Income Fund. The Board considered that the Fund’s contractual management fees are above the peer group median, ranked 10 of 15 funds, and that the Fund’s actual management fees are below the peer group median, ranked 1 of 15 funds. The Board noted that the Fund’s total expenses of the Institutional Class, both including Rule 12b-1 fees and excluding such fees, are slightly lower than the median, ranked 8 and 9, respectively, of 15 funds in the peer group. The Board noted that going forward, the Fund pays certain fees to financial intermediaries for administrative services that were previously paid by the Adviser, and that the Adviser has agreed to cap the Fund’s expenses at current levels through at least February 28, 2022.

The Independent Trustees asked for, and received, information about the fees paid by other funds and accounts managed by the Adviser. The Independent Trustees considered the nature of the other accounts, which included comingled and separately managed accounts. The Independent Trustees noted the differences in managing the Funds compared to other accounts managed by the Advisers, including, among other things, the complexity of managing the Funds in light of regulatory, tax and compliance considerations resulting from the Funds’ status as registered investment companies.

After reviewing these and related factors, and taking into account management’s discussion regarding Fund expenses, the Board concluded that the advisory fees and, as applicable, the sub-advisory fees, were fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates from their relationships with the Funds were reasonable and supported the renewal of the Advisory Agreements.

Economies of Scale. The Board considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Board noted that the Funds benefitted from an expense limitation agreement, and that the fees of the International Sustainable Leaders Fund, Global Equity Impact Fund and Global High Income Fund were subject to breakpoints, albeit at much higher levels than the Funds’ current net assets. The Board considered the Adviser’s belief that the Total Return Bond Fund does not have breakpoints at this time because this Fund has a lower overall fee structure.

The Board also considered the potential effect of each Fund’s size on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board took note of the decline in the Funds’ assets and the effect of such decline on the Funds’ expense ratios.

Profitability and costs. The Board examined the profitability of the Advisers and its affiliates on a Fund-by-Fund basis. The Board also considered information about the expense allocation methodology used to calculate profitability. When reviewing the Advisers’ profitability, the Board

62  2021 Annual Report

Supplemental Information (Unaudited) (concluded)

considered guidance from the Securities and Exchange Commission and the courts regarding adviser profitability, the performance of the Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints, if any, and expense limitations, with respect to the Funds. The Board noted that over the past two years, the Advisers’ profitability attributable to the Funds declined significantly as a result of the decline of the Funds’ assets. The Advisers provided assurances that they were committed to continuing to provide a high level of services to the Funds.

Other factors. The Board also considered other factors, which included, but were not limited to, the following:

•the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Funds;

•whether the Funds have operated in accordance with their investment objectives, the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and the Advisers. The Trustees also considered the compliance-related resources that the Advisers and their affiliates provide to the Funds;

•the Advisers’ financial condition and ability to continue to provide a high level of service under the Advisory Agreements;

•“fallout benefits” to the Advisers, such as the benefits of research made available to the Advisers by reason of brokerage commissions generated by the Funds’ securities transactions or reputational and other indirect benefits. The Board considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•the Board’s approval of an Agreement and Plan of Reorganization of each of the Funds and that, subject to shareholder approval, each of the Funds would be reorganized into a corresponding series portfolio of Aberdeen Funds; and

•the impact that the Coronavirus is having and will continue to have on marketing and management issues.

* * *

Based on their evaluation of factors that they deemed to be material, including but not limited to those factors described above, the Independent Trustees concluded, in the exercise of their reasonable business judgment, that the advisory fee and, as applicable, sub-advisory fee structures, were reasonable in light of the nature and quality of the services provided, and recommended that renewal of the Advisory Agreements would be in the best interest of each Fund and its shareholders. Accordingly, the Board, with the Independent Trustees voting separately, approved the Advisory Agreements for an additional one-year period.

2021 Annual Report  63

Management of the Funds (Unaudited)

As of October 31, 2021

The names, years of birth and business addresses of the trustees and officers of the Funds as of October 31, 2021, their principal occupations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, or the Advisers are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons, as described above, are referred to in the table below under the heading “Independent Trustees.” Aberdeen Standard Investments, Inc. (“ASII”), its parent company abrdn plc, and its advisory affiliates are collectively referred to as “abrdn” in the tables below.

As noted in Note 12 (Subsequent Events), following shareholder approval and effective at the close of business on December 3, 2021 (the “Effective Date”), the Funds reorganized into series of Aberdeen Funds. On the Effective Date, the Funds are overseen by the Board of Trustees of Aberdeen Funds. Information about the Aberdeen Funds’ Board is included in the Aberdeen Funds’ Statement of Additional Information, which can be found in the literature section for the relevant Fund on the Aberdeen Funds’ website at https://www.abrdn.com/en-us/us/investor/fund-centre#literature.

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee***
Interested Trustees

Bev Hendry**** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	Trustee; President; Chief Executive Officer	Trustee since 2017	Currently, Chairman (2018-present), Mr. Hendry was Chief Executive Officer – Americas for Aberdeen Asset Management PLC (2014-2018).	5	None.

Independent Trustees
Antoine Bernheim c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	Chairman of the Funds; Trustee	Trustee since 2004; Chairman of the Trust since 2008	President, Dome Capital Management, Inc., 1984 – present (investment advisory firm); President, The U.S. Offshore Funds Directory, 1990-2015 (publishing).	3	Alphadyne International Fund, Alphadyne International (Erisa) Fund, Alphadyne Global Rates Fund 2018-present.

Thomas Gibbons Year of Birth: 1947	Trustee	Trustee since 2004	President, Cornerstone Associate Management, 1987 – present (consulting firm).	3	None.

Peter Wolfram c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	Trustee	Trustee since 1992	Partner, Kelly Drye & Warren LLP, 1983- present (law firm).	3	None.

*Each Trustee serves during the lifetime of the Funds or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed or, if sooner, until the next special meeting of the Funds’ shareholders and until the election and qualification of his or her successor. The current retirement age is 75.

**As of October 31, 2021, the Fund Complex consists of: Aberdeen Income Credit Strategies Fund, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Global Infrastructure Income Fund, Aberdeen Investment Funds (which consists of 3 portfolios), Aberdeen Funds (which consists of 17 portfolios) and abdrn ETFs (which consists of 3 portfolios).

***Current directorships (excluding Fund Complex) as of October 31, 2021 held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

****Mr. Hendry is deemed to be an interested person because of his affiliation with the fund’s Investment Adviser.

64  2021 Annual Report

Management of the Funds (Unaudited) (continued)

As of October 31, 2021

Information Regarding Officers who are not Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Joseph Andolina** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Age: 42	Chief Compliance Officer and Vice President; Anti- Money Laundering and Identity Theft Officer	Officer since 2019

Currently, Chief Risk Officer—Americas for ASII and serves as the Chief Compliance Officer for ASII. Prior to joining the Risk and Compliance Department, he was a member of ASII’s Legal Department, where he served as US Counsel since 2012.

Dominic Byrne c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Age: 42	Vice President	Officer since 2018	Currently, Head of Global Equities for abrdn. Mr. Byrne joined abrdn in 2000.

Chris Demetriou** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Age: 38	Vice President	Officer since 2020	Currently, Chief Executive Officer – UK, EMEA and Americas, Mr. Demetriou joined ASII in 2013, as a result of the acquisition of SVG, a FTSE 250 private equity investor based in London.

Rebecca Gilding State Street Bank and Trust Company One Lincoln Street, Mailstop SFC 0805 Boston, MA 02111 Age: 41	Secretary	Officer since 2019	Vice President and Counsel, State Street Bank and Trust Company (since April 2016).

Alan Goodson** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Age: 47	Vice President	Officer since 2013

Currently, Director, Vice President and Head of Product & Client Solutions – Americas for ASII, overseeing Product Management & Governance , Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of ASII and joined ASI in 2000.

Megan Kennedy** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Age: 46	Assistanct Secretary; Vice President	Officer since 2013	Currently, Director, Product Governance for ASII. Ms. Kennedy joined ASII in 2005.

Andrew Kim** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Age: 38	Assistant Secretary	Officer since 2020	Currently, Senior Product Manager. Mr. Kim joined ASII in August 2013.

2021 Annual Report  65

Management of the Funds (Unaudited) (continued)

As of October 31, 2021

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Andrea Melia** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Age: 51	Chief Financial Officer & Treasurer	Officer since 2013	Currently, Vice President and Director, Product Management for ASII. Ms. Melia joined ASII in September 2009.

Ben Moser** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Age: 41	Vice President	Officer since 2018	Currently, Head of Investor Services – US. Mr. Moser joined ASII in July 2008.

Jim O’Connor** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Age: 45	Vice President	Officer since 2020	Currently, Chief Operating Officer – Americas for ASII. Mr. O’Connor joined ASII as US Counsel in 2010.

Lucia Sitar** Aberdeen Standard Investments Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Age: 49	Vice President & Chief Legal Officer	Officer since 2013	Currently, Vice President and Head of Product Management and Governance for ASII since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for ASII. She joined ASII as U.S. Counsel in July 2007.

*Pursuant to the Trust’s By-laws, officers of the Trust are elected by the Board of Trustees to hold such office until his or her successor is chosen and qualified, or until they resign or are removed from office.

** As of October 31, 2021, each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.

Management Information

Trustees
Antoine Bernheim, Chairman
Thomas Gibbons
Bev Hendry
Peter Wolfram

Investment Adviser
Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Transfer Agent
DST Asset Manager Solutions, Inc.
430 W. 7th Street Ste. 219534
Kansas City, MO 64105-1407

Distributor
Aberdeen Fund Distributors LLC
1900 Market Street, Suite 200
Philadelphia, PA 19103

Fund Administrator, Custodian & Fund Accountant
State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Fund Counsel
Sidley Austin LLP
787 7th Avenue
New York, NY 10019

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

aberdeenstandard.com/us

AOE-0377-AR

Item 2. Code of Ethics.

(a) As of October 31, 2021, the Registrant had adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b) No disclosures are required by this Item 2(b).

(c) During the period covered by the report, no material changes were made to the provisions of the Code of Ethics.

(d) During the period covered by the report, the Registrant did not grant any waivers to the provisions of the Code of Ethics.

(e) Not applicable.

(f) The Code of Ethics is included with this Form N-CSR as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one member who qualifies as an “audit committee financial expert” serving on its Audit Committee. Mr. Antoine Bernheim is the “audit committee financial expert” and is considered to be an “Independent Trustee” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d)[2] All Other Fees
October 31, 2021	$116,177	$—	$26,410	$21,253
October 31, 2020	$145,188	$—	$35,280	$15,000

1 The Tax Fees are the aggregate fees billed for professional services rendered by KPMG LLP for the review of Form 1120-RIC, Form 8613, and review of excise tax distribution calculations.

2 Fees include services related to pursuing Article 63 European Union Tax Reclaims related to prior years.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) None.

(c) None.

(d) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant and to the Registrant’s investment adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Registrant for the Registrant’s fiscal years ended October 31, 2021 and October 31, 2020 were $428,155 and $392,505, respectively.

(h) The Registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) or Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	Included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2021, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Investment Funds

By:	/s/ Bev Hendry
Bev Hendry
Principal Executive Officer of
Aberdeen Investment Funds

Date: January 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bev Hendry
Bev Hendry
Principal Executive Officer of
Aberdeen Investment Funds

Date: January 7, 2022

By:	/s/ Andrea Melia
Andrea Melia
Principal Financial Officer of
Aberdeen Investment Funds

Date: January 7, 2022